As filed with the Securities and Exchange Commission on November 17, 2017

Securities Act of 1933 Registration No. 33-73404

Investment Company Act of 1940 Registration No. 811-08236

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 136	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 138	☒

(Check appropriate box or boxes)

NORTHERN FUNDS

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:

Diana E. McCarthy, Esq.	Jose J. Del Real
Drinker Biddle & Reath LLP	Kevin P. O’Rourke
One Logan Square	The Northern Trust Company
Suite 2000	50 South LaSalle Street
Philadelphia, Pennsylvania 19103	Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHERN ENGAGE360™ FUND

NORTHERN FUNDS PROSPECTUS

NORTHERN ENGAGE360™

FUND (NENGX)

Prospectus dated November 17, 2017

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	NORTHERN ENGAGE360™ FUND

NORTHERN ENGAGE360™ FUND

3	FUND SUMMARY

	3	NORTHERN ENGAGE360™ FUND

7	INVESTMENT ADVISER

8	MANAGEMENT FEES

9	FUND MANAGEMENT

10	OTHER FUND SERVICES

11	PURCHASING AND SELLING SHARES

	11	PURCHASING SHARES

	11	OPENING AN ACCOUNT

	12	SELLING SHARES

15	ACCOUNT POLICIES AND OTHER INFORMATION

22	DIVIDENDS AND DISTRIBUTIONS

23	TAX CONSIDERATIONS

26	SECURITIES, TECHNIQUES AND RISKS

	26	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

45	FINANCIAL HIGHLIGHTS

48	FOR MORE INFORMATION

NORTHERN ENGAGE360™ FUND	2	NORTHERN FUNDS PROSPECTUS

NORTHERN ENGAGE360™ FUND

FUND SUMMARY

NORTHERN ENGAGE360™ FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of global equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Other Expenses(1)	0.25%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.23%
Total Annual Fund Operating Expenses	0.93%
Expense Reimbursement(2)	0.23%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.70%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses and extraordinary expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.70%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of Acquired Fund Fees and Expenses and extraordinary expenses that are not reimbursed. This contractual limitation may not be terminated before November 17, 2018 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$273

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies listed on a domestic or foreign exchange. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the equity securities of companies economically tied to a foreign (non-U.S.) country, including emerging and frontier market countries. Emerging and frontier market countries are considered by the Fund’s investment adviser and sub-advisers to be those countries classified as such by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in issuers with market capitalization in all ranges, including small-, medium- and large-capitalization companies.

Although the Fund generally expects to be invested in equity securities, it also may invest in derivatives for hedging purposes or to gain exposure to certain countries. A portion of the Fund’s net assets may be “illiquid securities” (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment adviser. The Fund’s investment adviser will select sub-advisers based on a variety of factors (as noted below) and a demonstrated commitment to advancing and promoting diversity and inclusion within their organization and through their business practices (“Diversity and Inclusion Criteria”). The Fund’s investment adviser uses a screening process to identify sub-advisers that satisfy its Diversity and Inclusion Criteria, which is based on a variety of factors including but not limited to employee composition, ownership composition,

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NORTHERN ENGAGE360™ FUND

FUND SUMMARY

community engagement and supplier diversity. The Diversity and Inclusion Criteria are not a criteria for the Fund’s investments. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. Each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund will not focus on a particular investment style, and will be invested across investment styles. The Fund’s investment adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

CURRENCY RISK is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

CYBERSECURITY RISK is the risk of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risk of investing in emerging market countries are magnified in frontier countries.

GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region, an adverse economic, business or political development affecting that region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated in such geographic region.

LIQUIDITY LIMITS RISK is the risk that the Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets, by the limits on its ability to hold illiquid securities. Certain securities trade in lower volume and may be less liquid than the securities of large established companies. Because the Securities and Exchange Commission places a limit of 15% of net assets that can be invested in illiquid securities, the Fund may be forced to forego investments in securities that are deemed illiquid.

LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or for other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the Fund’s performance.

LARGE CAP STOCK RISK is the risk that large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

NORTHERN ENGAGE360™ FUND	4	NORTHERN FUNDS PROSPECTUS

NORTHERN ENGAGE360™ FUND

FUND SUMMARY

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

MARKET EVENTS RISK relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have reduced their market support activities and recently have begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries (such as the United Kingdom referendum vote to exit the European Union) may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

MARKET RISK is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

NEW FUND RISK is the risk that the Fund, because it is new with a limited operating history, will not grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111, will provide some indication of the risks of investing in the Fund.

MANAGEMENT

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Northern Engage360™ Fund. Christopher E. Vella, CFA, Senior Vice President of NTI, and Jessica K. Hart, Senior Vice President of NTI, are the portfolio managers of the Fund. Ariel Investments, LLC, EARNEST Partners, LLC, Strategic Global Advisors, LLC, Aristotle Capital Management, LLC and Denver Investments Advisors, LLC each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	5	NORTHERN ENGAGE360™ FUND

NORTHERN ENGAGE360™ FUND

FUND SUMMARY

PURCHASE AND SALE OF FUND SHARES

You may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $5 million in the Fund. The there is no minimum for subsequent investments or reinvestments of distributions. The Fund reserves the right to waive these minimums. You may also purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN ENGAGE360™ FUND	6	NORTHERN FUNDS PROSPECTUS

NORTHERN ENGAGE360™ FUND

INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund and is responsible for its overall administration. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTI and The Northern Trust Company (“TNTC”) are referred to collectively in this Prospectus as “Northern Trust.”

As of September 30, 2017, Northern Trust Corporation, through its affiliates, had assets under custody of $7.8 trillion, and assets under investment management of $1.1 trillion.

The Fund is managed by the Investment Adviser and one or more asset managers unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). The Investment Adviser has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Trustees (the “Board”) of Northern Funds (the “Trust”). The Investment Adviser is responsible for managing the Fund during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired. Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for: (1) selecting the overall investment strategy of the Fund; (2) recommending and selecting Sub-Advisers; (3) allocating and reallocating assets among the Sub-Advisers where the Fund has more than one Sub-Adviser; (4) monitoring and evaluating Sub-Adviser performance; (5) implementing procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions; and (6) providing administration services to the Fund.

INVESTMENT SUB-ADVISERS

The Trust has received an exemptive order from the SEC that permits the Investment Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Trust’s Board of Trustees, without obtaining shareholder approval. The Sub-Advisers will provide investment advisory services to the Fund, except for cash management services, which will be provided by the Investment Adviser. The Investment Adviser will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objectives and restrictions. The current Sub-Advisers for the Fund are set forth on page 9 under the section entitled “Fund Management.”

NORTHERN FUNDS PROSPECTUS	7	NORTHERN ENGAGE360™ FUND

NORTHERN ENGAGE360™ FUND

MANAGEMENT FEES

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of the Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement is expected to continue until at least November 17, 2018. The contractual expense reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Fund. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its approval of the Fund’s Management Agreement and Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to shareholders following the commencement of operations. The Sub-Advisers’ fees are paid by the Investment Adviser out of its management fee.

Fund	Contractual Management Fee Rate
	First $1 Billion	Next $1 Billion	Over $2 Billion
Northern Engage360™ Fund	0.68%	0.66%	0.64%

NORTHERN ENGAGE360™ FUND	8	NORTHERN FUNDS PROSPECTUS

NORTHERN ENGAGE360™ FUND

FUND MANAGEMENT

Christopher E. Vella, CFA, Senior Vice President of NTI, and Jessica K. Hart, a Senior Vice President of NTI, are the portfolio managers of the Fund. Mr. Vella has been with Northern Trust since 2004 and has been the Chief Investment Officer of the Multi-Manager Solutions Group since 2011. Prior to taking on Chief Investment Officer responsibilities, Mr. Vella was the Global Director of Northern’s Manager Research Team. Ms. Hart has been with Northern Trust since 2000 and has worked in the Multi-Manager Solutions Group since 2003.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is available in the Statement of Additional Information (“SAI”).

THE SUB-ADVISERS TO THE FUND

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Adviser and the Board of Trustees.

NORTHERN ENGAGE360™ FUND

ARIEL INVESTMENTS, LLC (“ARIEL”). Ariel has managed a portion of the Fund since inception. Ariel was formed in 1983 by John W. Rogers, Jr. Ariel is located at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. Ariel offers three investment strategy approaches: value (comprised of small cap value, small/mid cap value, mid cap value and focused value), deep value (comprised of micro cap value and small cap value) and global (comprised of global, international developed markets and international developed markets/emerging markets). Ariel Capital Management Holdings, Inc., an entity controlled by John W. Rogers, Jr., is the sole managing member and majority owner of Ariel. John W. Rogers, Jr. is the founder, chief executive officer and chairman of Ariel. Mellody Hobson is the President of Ariel and owns a controlling interest in Ariel. As of December 31, 2016, Ariel had approximately $11.0 billion in assets under management on a discretionary basis.

ARISTOTLE CAPITAL MANAGEMENT, LLC (“ARISTOTLE CAPITAL”). Aristotle Capital has managed a portion of the Fund since inception. Aristotle Capital, formerly Reed Conner & Birdwell, LLC, is located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle Capital and its predecessor firms have been in business since 1959. As of January 31, 2017, Aristotle Capital managed approximately $11.4 billion in assets on a discretionary basis. Aristotle Capital offers value equity, international equity, global equity and global opportunities investment strategies and employs a fundamental, bottom-up stock selection process.

DENVER INVESTMENT ADVISORS LLC (“DENVER INVESTMENTS”). Denver Investments has managed a portion of the Fund since inception. Denver Investments is located at 370 17th Street, Suite 500, Denver Colorado 80202 and was founded in 1958. As of January 1, 2017, Denver Investments had assets under management of approximately $7.2 billion. Denver Investments offers its investment expertise through a range of actively managed disciplines including growth, value, core and international small-cap equities, in addition to core and non-core fixed income strategies.

EARNEST PARTNERS, LLC (“EARNEST PARTNERS”). EARNEST Partners has managed a portion of the Fund since inception. EARNEST Partners is located at 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309. As of December 31, 2016, EARNEST Partners had assets under management of over $20 billion. EARNEST Partners is a fundamental, bottom-up investment manager. EARNEST Partners implements its investment philosophy through fundamental analysis, risk management that seeks to minimize the risk of underperformance versus the assigned benchmark. After screening the relevant universe, EARNEST Partners utilizes fundamental analysis and a statistical risk management approach to select Fund investments.

STRATEGIC GLOBAL ADVISORS, LLC (“SGA”). SGA has managed a portion of the Fund since inception. SGA is an independent, employee and women majority owned and controlled limited liability company with principal offices at 100 Bayview Circle, Suite 650, Newport Beach, California 92660. SGA was founded in 2005 by Cynthia Tuscan, CFA, a control person of SGA, and as of December 31, 2016 had assets under management of approximately $3.0 billion. SGA manages client portfolios in international large cap, all cap, small cap, small-mid cap, domestic and global equity strategies. SGA may also manage emerging markets equity strategies for institutions and individuals.

NORTHERN FUNDS PROSPECTUS	9	NORTHERN ENGAGE360™ FUND

NORTHERN ENGAGE360™ FUND

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Fund pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees, which do not represent additional expenses to the Fund. TNTC also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers.

TNTC, as Transfer Agent, is entitled to transfer agent fees at an annual rate of 0.015% of the average daily net assets of the Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Trust’s Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Fund. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

The Fund may invest its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, the Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Fund is invested in the Northern Institutional Funds U.S. Government Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Northern Institutional Funds U.S. Government Portfolio are at a rate of 0.25% of the average daily net asset value of those assets. However, to the extent of any duplicative advisory fees, the Investment Adviser will reimburse the Fund for a portion of the management fees attributable to and payable by the Fund for advisory services on any assets invested in the affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN ENGAGE360™ FUND	10	NORTHERN FUNDS PROSPECTUS

NORTHERN ENGAGE360™ FUND

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The description in the Fund Summary may help you decide whether the Fund fits your investment needs. Keep in mind, however, that no guarantee can be made that the Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including equity, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summary beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” beginning on page 20.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. With certain limited exceptions, the Fund is generally available only to investors residing in the United States or through a United States based financial intermediary and may not be distributed by a foreign financial intermediary. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Fund. See “Account Policies and Other Information—Financial Intermediaries” beginning on page 20 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUND. You may open a shareholder account and purchase shares directly from the Fund with a minimum initial investment per Fund of $5 million. There is no minimum subsequent investment or minimum for reinvestments of distributions. The Fund reserves the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Fund:

BY MAIL

∎	Read this Prospectus carefully.

∎	Complete and sign the New Account Application.

∎	Enclose a check payable to Northern Funds.

∎	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

∎	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

∎	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 20.

∎	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

∎	For subsequent investments:

∎	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

∎	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

∎	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

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∎	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

∎	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces

(e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

∎	Determine if your employer has direct deposit capabilities through the ACH.

∎	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces

(e.g., ##########))

(Reference Shareholder’s Name)

∎	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

∎	Complete a New Account Application, including the Automatic Investment section.

∎	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

∎	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

∎	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

∎	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

∎	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

∎	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem)

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shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” beginning on page 20 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND. If you purchased shares directly from the Fund or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

∎	The number of shares or the dollar amount to be redeemed;

∎	The Fund account number;

∎	The signatures of all account owners;

∎	A signature guarantee also is required if:

∎	The proceeds are to be sent elsewhere than the address of record, or

∎	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

∎	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

∎	Call the Transfer Agent at 800-595-9111 for instructions.

∎	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

∎	Call 800-595-9111 for an application form and additional information.

∎	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

∎	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

∎	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

∎	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

∎	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

∎	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

∎	Call 800-595-9111 to use the telephone privilege.

∎

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

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REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

∎

Although the Trust imposes no charges when you redeem shares of the Fund (other than the 2.00% redemption fee charged for shares of the Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

∎	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

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ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for the Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 19.

Equity securities listed on a recognized U.S. securities exchange or quoted on the NASDAQ National Market System are priced at the regular trading session’s closing price on the exchange or system in which such securities are principally traded. Securities not traded on the valuation date are priced at the most recent quoted bid price.

Investments of the Fund not traded on an exchange for which market quotations are readily available will be valued using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board of Trustees. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the value of the Fund’s investments may be otherwise determined in good faith by NTI under procedures established by the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost, which, according to the Investment Adviser, approximates fair value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Fund, provided that one of the following occurs:

∎	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

∎

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s or it’s agent’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

∎

You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

∎

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎	Exchanges into the Fund from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

∎

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

∎	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 20.

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∎

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Fund (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. If your account is held directly with the Fund, it is expected that the Fund will typically pay out redemption proceeds to shareholders by the next Business Day following receipt of a redemption request.

If your account is held through an intermediary, the length of time to pay redemption proceeds typically depends, in part, on the terms of the agreement in place between the intermediary and the Fund. For redemption proceeds that are paid either directly to you from the Fund or to your intermediary for transmittal to you, it is expected that payments will typically be made by wire, by ACH or by issuing a check on the next Business Day following receipt of a redemption request in good order from the intermediary by the Fund. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three Business Days following receipt of a redemption request in good order.

However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

The Fund expects that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing through the Trust’s committed, unsecured credit facility (see “Credit Facility and Borrowing,” on page 27). It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. The Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by the Fund.

REDEMPTION FEES. The Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

∎

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

∎

Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

∎

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;
∎	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

∎	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

∎	Redemptions to satisfy minimum required distributions from retirement accounts;

∎	Redemptions representing the return of excess contributions in retirement accounts;

∎	Redemptions initiated by the Fund; and

∎	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

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In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

∎	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

∎	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

∎

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV.

∎

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

∎

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

∎

Subject to applicable law, the Trust, Northern Trust and their agents reserve the right to involuntarily redeem or suspend an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or other circumstances determined to be in the best interest of the Trust and its shareholders.

∎

The Trust, Northern Trust and their agents reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is a reason to believe a fraudulent transaction may occur or has occurred.

∎

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎	The Trust reserves the right to change or discontinue any of its redemption procedures.

∎

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the Fund or the determination of the fair value of the Fund’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Fund shareholders.

∎

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

∎	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 20.

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EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Fund may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced for the Fund due to its investments in issuers located in emerging and frontier markets.

Securities of emerging and frontier market issuers tend to be less liquid than issuers located in developed markets, and funds that invest principally in issuers located in emerging and/or frontier markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Fund during a calendar quarter. A “round trip” is a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. The Trust is authorized to permit more than two “round trips” in the Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

∎	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	systematic withdrawal plans and automatic exchange plans;

∎	reinvestment of dividends, distributions or other payments;

∎	a death or post-purchase disability of the beneficial owner of the account;

∎	minimum required distributions from retirement accounts;

∎	the return of excess contributions in retirement accounts; and

∎	redemptions initiated by the Fund.

In addition, the Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 16. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in the Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund.

The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection

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of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors, and such account typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. While Northern Trust may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies.

The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 12 or 13 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption subject to applicable law.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Fund will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

∎	The account number (if issued) and Fund name;

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NORTHERN ENGAGE360™ FUND

∎	The amount of the transaction, in dollar amount or number of shares;

∎	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

∎	Required signature guarantees, if applicable;

∎

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Fund also may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northerntrust.com/funds.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

∎	assisting investors in processing purchase, exchange and redemption requests;

∎	processing dividend and distribution payments from the Fund;

∎	providing information to customers showing their positions in the Fund; and

∎	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.15% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Fund’s assets on an on-going basis, they will increase the cost of your investment in the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and Service Organizations, for marketing and distribution in connection with the Trust. Northern Trust may

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NORTHERN ENGAGE360™ FUND

also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Fund, or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Fund’s holdings, current as of calendar quarter-end, will be available on the Trust’s website at northerntrust.com/funds no earlier than ten (10) calendar days after the end of the period. The Fund will also publish its top ten holdings on its website, current as of month-end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the website at least until the Fund files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements, to all shareholders who share the same mailing address, even if more than one person in a household holds shares of the Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Fund will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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NORTHERN ENGAGE360™ FUND

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED

IN ADDITIONAL SHARES OF THE FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in the Fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to the Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies of the Fund. The Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
Northern Engage360™ Fund	Annually	Annually

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NORTHERN ENGAGE360™ FUND

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal income tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs and MLPs that are unrecaptured Section 1250 gains are subject to a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.

To the extent that the Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Passive foreign investment companies are not qualified foreign corporations for this purpose. At this time it is not possible to determine the amount of dividends the Fund will pay that will be eligible for the reduced individual income tax rate currently applicable to qualified dividend income.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fund will generally not qualify for this deduction.

To the extent that the Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Additionally, the Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the

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number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.

The REIT or MLP investments of the Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. It is expected that the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. The Fund will be entitled to deduct such taxes in computing the amounts it is required to distribute.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Fund is required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors will generally be exempt from U.S. federal income tax on distributions attributable to net capital gains.

The exemption may not apply, however, if an investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s

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country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits.

Dividends reported as short-term capital gain dividends or interest related dividends are not subject to U.S. withholding tax.

Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs or MLPs will be subject to withholding tax at rates up to 35%.

If a foreign shareholder holds more than 5% of the Fund at any time during the 5-year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a United States Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gain at a 35% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition, the Fund is required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in the Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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NORTHERN ENGAGE360™ FUND

SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

The following provides additional information regarding the Fund’s investment objective, principal investment strategies and related risks discussed in the Fund Summary – Principal Investment Strategies section for the Fund, as well as information about additional investment strategies and techniques that the Fund may employ in pursuing its investment objective. Principal investment strategies and risks for the Fund are noted in parenthesis. The Fund also may make other types of investments to the extent permitted by applicable law. Additional information about the Fund, its investment strategies and risks can also be found in the Fund’s SAI.

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.

INVESTMENT OBJECTIVE. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to the Fund’s investment objective. Any changes to the Fund’s investment objective may result in the Fund having an investment objective different from the investment objective that the shareholder considered appropriate at the time of investment in the Fund.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Adviser or Sub-Advisers expect that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. The Fund may invest up to 15% of its total assets in convertible securities that are rated non-investment grade at the time of purchase, although generally convertible securities will be rated investment grade at the time of purchase, when the Sub-Advisers determine that such securities are desirable in light of the Fund’s investment objectives.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other market and issuer-specific risks that apply to the underlying common stock. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CREDIT (OR DEFAULT) RISK. Credit risk, also called default risk, is the risk that an issuer of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s or Sub-Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

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CREDIT FACILITY AND BORROWING. The Fund, the other funds of the Trust, and affiliated funds of Northern Institutional Funds (each a “Portfolio”, and together the “Portfolios”) have jointly entered into a revolving credit facility (the “Credit Facility”) whereby the Fund, the other funds in the Trust, and the Portfolios may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating funds may borrow up to an aggregate commitment amount of $250 million (the “Commitment Limit”) at any time, subject to asset coverage and other limitations as specified in the Credit Facility and under the 1940 Act. The Fund may borrow up to the maximum amount allowable under its current prospectus and SAI, subject to various other legal, regulatory or contractual limits, including the asset coverage limits in the Credit Facility. Borrowing results in interest expense and other fees and expenses for the Fund that may impact the Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce the Fund’s yield. If the Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Fund also pays a pro rata share of a commitment fee on the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating funds’ borrowings under the Credit Facility. As such, the Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.

CURRENCY SWAPS. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency, respectively.

INVESTMENT STRATEGY. The Fund may enter into currency swap transactions for hedging purposes.

SPECIAL RISKS. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Sub-Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired. The Fund also may suffer a loss if the other party to a transaction defaults.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in custodial receipts, although these securities are not anticipated to be a principal investment strategy of the Fund.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

CYBERSECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in

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NORTHERN ENGAGE360™ FUND

material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

DERIVATIVES. The Fund may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps and forward currency contracts.

INVESTMENT STRATEGY. The Fund, under normal market conditions, may, to a moderate extent, invest in derivative securities including options, futures contracts, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, the Fund may make more significant investments in derivatives. The Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Fund does not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain). It is the current policy of the Board of Trustees to limit investments in derivatives by the Fund to investments for hedging purposes.

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Sub-Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SECURITIES (principal strategy for the Fund). “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. The Fund will invest its assets primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

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EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Fund may invest in equity swaps for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. Equity swaps also may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that a Sub-Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, the Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Fund may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FOREIGN INVESTMENTS (principal strategy for the Fund). Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Fund will invest at least 40%, and may invest up to 100% of its net assets, in the securities of companies economically tied to a foreign (non-U.S.) country. In determining if a security is economically tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above. Under normal circumstances, the Fund will invest significantly (at least 40%) in companies that are located, headquartered, incorporated or otherwise organized outside the U.S. The Fund expects its foreign investments to be allocated among companies that are diversified among various regions, countries including the United States (but no less than three different countries other than the United States), industries and capitalization ranges.

The Fund may invest in foreign countries that are considered emerging or frontier markets.

The Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country or a single geographic region having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe. The Fund currently anticipates that it will invest more than 25% of its assets in issuers located in the United States. The Fund may invest up to 40% of its net assets in emerging markets.

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GENERAL. Foreign securities involve special risks and costs, which are considered by the Sub-Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events, which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

The Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Fund may invest more than 25% of its total assets in the securities of issuers located in a single country or geographic region, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country or geographic region.

The Fund may operate in euros and/or hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially impact the value of securities in which the Fund has invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

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In addition, voters in the United Kingdom (“UK”) have approved withdrawal from the European Union. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.

SPECIAL RISKS—EMERGING AND FRONTIER MARKETS. Additional risks are involved when investing in countries with emerging economies or securities markets. The Fund may invest a substantial portion of its total assets in foreign countries that are considered emerging or frontier markets. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Such countries may include, but are not limited to: Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Belize, Benin, Bolivia, Brazil, Bulgaria, Burkina Faso, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Gabon, Georgia, Ghana, Greece, Guatemala, Guinea-Bissau, Honduras, Hungary, India, Indonesia, Iraq, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Latvia, Lebanon, Lithuania, Malaysia, Mali, Mauritius, Mexico, Mongolia, Morocco, Namibia, Niger, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Taiwan, Tanzania, Togo, Tunisia, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Investment Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be

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prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may in the past have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of the Fund that holds such securities.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. The Fund may enter into forward currency exchange contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return, and are not expected to use these instruments as a principal investment strategy.

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The Fund also may enter into forward currency exchange contracts to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Sub-Advisers, and the Fund is not required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. The Fund may use these investments for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

GEOGRAPHIC RISK AND SECTOR RISK. Although the Fund does not concentrate in any one industry or geographic region, the Fund may invest without limitation in a particular market or geographic sector.

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GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region, an economic, business or political development affecting that region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated in such geographic region. Geographic risk may be applicable to the foreign investments held by the Fund.

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SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances, cause the value of securities of all companies in a particular sector to decrease.

ILLIQUID OR RESTRICTED SECURITIES (principal strategy for the Fund). Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with its investment objective and strategies, the Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser or Sub-Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

GENERAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Fund that are liquid at

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the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

SPECIAL RISKS. The Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets, by the limits on its ability to hold illiquid securities. Certain securities trade in lower volume and may be less liquid than the securities of large established companies. Because the Securities and Exchange Commission places a limit of 15% of net assets that can be invested in illiquid securities, the Fund may be forced to forego investments in securities that are deemed illiquid.

INFRASTRUCTURE COMPANIES. The Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines infrastructure as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education.

INVESTMENT STRATEGY. The Fund may invest in securities of infrastructure companies that are listed on a domestic or foreign exchange.

SPECIAL RISKS. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.

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These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Fund to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Fund to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio,” and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. The interfund borrowing program is currently not operational. Northern Trust Investments, Inc. is the Investment Adviser to the Northern Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a bank loan rate or investment yield respectively; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the interfund lending agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when the sale of securities “fails,” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region) and ETFs. Other investment companies in which the Fund may invest include other funds for which the Investment Adviser or any of its affiliates serve as investment adviser.

INVESTMENT STRATEGY. The Fund may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by the Fund. The Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, the Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETFs’ investments.

Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time

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may be at, below or above the ETF’s NAV. The market for certain securities in which an ETF invests may become illiquid under adverse market conditions or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In adverse market conditions, the ETF’s market price may begin to reflect illiquidity or pricing uncertainty of the ETF’s portfolio securities, which could lead to the ETF’s shares trading at a price that is higher or lower than the ETF’s net asset value. At times such differences may be significant.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

∎	BBB or higher by S&P;

∎	Baa3 or higher by Moody’s;

∎	BBB or higher by Fitch; or

∎	BBB or higher by DBRS Ratings Limited (“DBRS”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if a Sub-Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Fund may invest in fixed-income and convertible securities to the extent consistent with its investment objective and strategies. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Fund generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Sub-Advisers will consider such an event in determining whether the Fund should continue to hold the security.

LARGE CAP STOCK RISK (principal risk of the Fund). Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the Fund.

LARGE SHAREHOLDER TRANSACTIONS RISK. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund’s investments in particular types of securities. The securities lending program is not currently operational.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss. The Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed

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to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

LIQUIDITY RISK (principal risk for the Fund) is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN RISK. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investment sin loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations.

MARKET EVENTS RISK (principal risk for the Fund). In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries (such as the United Kingdom referendum vote to exit the European Union) are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund directly invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

MASTER LIMITED PARTNERSHIPS. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing,

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refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

INVESTMENT STRATEGY. The Fund may invest in MLPs to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.

Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

OPERATIONAL RISK. The Investment Adviser and Sub-Advisers to the Fund and other Fund service providers may be subject to operational risk and may experience disruptions and operating errors. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect the Fund’s ability to calculate its net asset values in a timely manner, including over a potentially extended period. While service providers are required to have appropriate operational risk management policies and procedures in place, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, the Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. The Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return.

Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. The Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of the Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. The Fund may “cover” a call option by

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owning the security underlying the option or through other means. Put options written by the Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser or Sub-Advisers to predict future price fluctuations and the degree of correlation between the options and securities markets.

The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser or Sub-Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options. Therefore, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.

PORTFOLIO TURNOVER RISK. The portfolio turnover rates for the Fund are likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Fund’s Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers. Thus, one Sub-Adviser for the Fund may be selling a security when another Sub-Adviser for the Fund, or a Sub-Adviser for another Fund, is purchasing that same security. Additionally, when the Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. The Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. The Fund’s historical portfolio turnover rates will be listed under “Financial Highlights” once the Fund completes its first fiscal year of operation.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stock is sensitive to changes in an issuer’s creditworthiness and changes to interest rates, and may decline in value as interest rates rise.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the

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Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REAL ESTATE SECURITIES RISK. The Fund may invest in real estate securities to the extent consistent with its investment objective and strategies.

The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by the Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. The Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser or Sub-Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Fund acquires the securities.

SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If the Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” on page 29). The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

SPECIAL RISKS. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities

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held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

SMALL AND MID-CAP INVESTMENTS. Investments in small and mid-capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments. Securities of small companies may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index. Structured securities may also include credit linked notes, which are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited,

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and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value.

INVESTMENT STRATEGY. The Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. Structured securities are also subject to counterparty risk.

TEMPORARY INVESTMENTS. The Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or to manage a reallocation of assets to a Sub-Adviser. The Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Sub-Advisers believe that it is in the best interest of the Fund to pursue such a defensive strategy. The Sub-Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g. U.S. Treasury bonds).

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VALUATION RISK (principal risk for the Fund). The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. In addition, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of a variable or floating instrument, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate instrument that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The Fund may invest in warrants and similar rights to the extent consistent with its investment objective and strategies. The Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if a Sub-Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. The Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than

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interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

OTHER SECURITIES. Additionally, the Fund may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Fund’s investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in the Fund.

The Fund may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

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FINANCIAL HIGHLIGHTS

There are no financial highlights for the Fund because it had not commenced operations as of the date of this Prospectus.

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FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. Once the Fund’s annual report is available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semiannual report will be and the SAI is available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Fund’s documents are available online and may be downloaded from:

∎	The EDGAR database on the SEC’s website at www.sec.gov (text-only).

∎	Northern Funds’ website at northerntrust.com/funds.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

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NORTHERN FUNDS (THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

November 17, 2017

Northern Engage360™ Fund (NENGX)

This Statement of Additional Information dated November 17, 2017 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated November 17, 2017, as amended or supplemented from time to time, for the Northern Engage360™ Fund (the “Fund”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from the Trust’s transfer agent, The Northern Trust Company (in such capacity, the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers other funds, including additional multi-manager funds and asset allocation, equity, equity index, fixed income and money market funds, which are not described in this SAI.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed by the Board of Trustees (the “Board”) without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies.

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies listed on a domestic or foreign exchange. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the equity securities of companies economically tied to a foreign (non-U.S.) country, including emerging and frontier market countries. Emerging and frontier market countries are considered by the Fund’s investment adviser and sub-advisers to be those countries classified as such by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in issuers with market capitalization in all ranges, including small-, medium- and large-capitalization companies.

MULTI-MANAGER STRUCTURE

The Fund is managed by the Investment Adviser and one or more asset managers who are unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Trust’s Board, the Investment Adviser provides investment advisory services to the Trust and is also responsible for, among other things, managing the business and affairs of the Fund. Among other things, the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies. The Investment Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for compensating, monitoring and evaluating the Sub-Advisers. The Investment Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). The Fund may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

BORROWINGS. The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the Fund’s strategy and result in lower returns. Interest on any borrowings will be the Fund expense and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. The portfolio turnover rate for the Fund is likely to be higher than those of funds with a single investment manager.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a Special Purpose Entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Since the Fund may hold investments in non-U.S. bank obligations, an investment in the Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or fixed time deposits that might affect adversely such payment on such obligations held by the Fund. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See “Foreign Investments—General” on page 10.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. By investing in convertible securities, the Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CURRENCY SWAPS. The Fund may enter into currency swap transactions for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and its Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 18.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Fund’s shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and their shareholders, interference with the Fund’s ability to calculate its Net Asset Values (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

EQUITY-LINKED NOTES. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase

ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (“STRYPES”), Trust Automatic Common Exchange Securities (“TRACES”), Trust Issued Mandatory Exchange Securities (“TIMES”) and Trust Enhanced Dividend Securities (“TRENDS”). The issuers of these equity-linked securities generally purchase and hold a portion of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.

EQUITY SWAPS. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from the Fund with respect to such derivatives.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 18.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRs”). The Fund may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, the Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. The Fund intends to invest a substantial portion of its assets in foreign issuers. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the equity securities of companies economically tied to a foreign (non-U.S.) country, including emerging and frontier market countries.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

The United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the EU. Although the precise timeframe for the withdrawal is uncertain, the UK invoked Article 50 of the Lisbon Treaty on March 29, 2017, with an anticipated completion date within two years from notifying the European Council of the its intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote the issue of the withdrawal, or that regions of the UK could seek to separate and remain a part of the EU. As a result of the withdrawal referendum, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Additionally, Greece has experienced political pressure to hold a similar referendum election. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

To the extent consistent with its investment objective and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 73.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 73.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Investors should understand that the expense ratios of the Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. The Fund may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn negatively impact the Fund.

The United States, the European Union and other countries have imposed economic sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities.

The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers, securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the Fund’s investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund’s transaction costs.

Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of any Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. To the extent the Fund invests in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may invest in former “eastern bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A portion of the Fund’s portfolio may also be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies that are not free floating against the U.S. Dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. Because the Fund invests a significant percentage of its assets in foreign securities, it may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to the Fund. This is particularly so for if the Fund invests in small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the

Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes.

The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of the Fund, is required to affirm the Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from the Fund with respect to such derivatives. In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser or Sub-Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid securities. Certain securities trade in lower volume and may be less liquid than securities of large established companies. Because the SEC places a limit of 15% of net assets that can be invested in illiquid securities, the Fund may be forced to forego investments in securities that are deemed illiquid.

INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (ii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Fund in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Fund may invest uninvested cash in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”) of Northern Institutional Fund, an investment company that is advised by NTI. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Portfolio and the Fund treat investments in the Portfolio as the purchase and redemption of the Portfolio’s shares. Any fund, including the Fund, investing in the Portfolio pursuant to the exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the management, transfer agent and custody fees payable by the Fund to the Investment Adviser and/or its affiliates, the Fund, investing its uninvested cash in the Portfolio pursuant to the terms of the exemptive order, will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Portfolio is 0.25%. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing the Fund invested in the Portfolio for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. The exemptive order requires the Fund’s Board to determine before a vote on the Management Agreement (as defined on page 52) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Fund in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser and Sub-Advisers conduct the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Adviser and Sub-Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser and Sub-Advisers.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Fund may invest in securities of other investment companies subject to the restrictions set forth above.

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding the Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Fund. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the

Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate. As of the date of this SAI, the Fund does not engage in securities lending.

LIQUIDITY RISK. Liquidity risk is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.

MASTER LIMITED PARTNERSHIPS. The Fund may invest in master limited partnerships (“MLPs”). An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Fund may, however, make short sales against-the-box.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Fund may invest, including certain money market funds managed by the Investment Adviser, operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. The Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Investment Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Fund’s assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Fund. In the case of affiliated money market funds managed or sponsored by NTI or Northern, the Investment Adviser may also face a conflict of interest between recommending imposition of a liquidity fee or suspension of redemptions and continuing to maintain unrestricted liquidity for the investing Fund. In such circumstances, federal regulations require the money market fund’s board, Northern and the Investment Adviser to act in the best interest of the money market funds rather than the Fund, which could adversely affect the Fund.

The Fund may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices.

The Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent that fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

OPERATIONAL RISK. The Investment Adviser, Sub-Advisers and other Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect the Fund’s ability to calculate its net asset values in a timely manner, including over a potentially extended period. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of the Sub-Advisers and other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. The Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage (“ARM”) loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Fund often may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enter into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that they could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. If the Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments—General” on page 10).

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL AND MID-CAP COMPANY SECURITIES. The Fund may invest in small and mid-cap company securities as a principal investment strategy. While a Sub-Adviser may believe that smaller and mid-cap companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small and mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-cap companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Fund’s portfolios. Generally, the smaller the company size, the greater these risks.

The values of small and mid-cap company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-cap company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of Fund that invest in such stocks will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor’s 500® Index (the “S&P 500 Index”).

The additional costs associated with the acquisition of small and mid-cap company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-cap company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

SHORT SALES AGAINST-THE-BOX. The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STOCK INDEX. The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. As of May 31, 2017, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2017, the emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or shareholders of the Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

STRUCTURED SECURITIES. The Fund may purchase structured securities. The Fund may invest in structured securities for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class.

Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. The Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development (also known as the World Bank)). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future. See “Foreign Investments – General” on page 10.

TRADING RISK. In order to engage in certain transactions on behalf of the Fund, the Investment Adviser and/or Sub-Adviser will be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser, Sub-Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser, Sub-Adviser (and/or the Fund) being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Adviser or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value, which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below, which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 77.

The Fund may not:

(1) Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification and industry concentration ), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 6 above, the Fund has received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

The following investment limitations are non-fundamental policies and may be changed by the Board with respect to the Fund without a vote of shareholders.

The Fund may not:

(1) Pledge, mortgage or hypothecate assets, except to secure permitted borrowings or in relation to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Fund’s Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

(2) Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

(4) Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 25% of the value of its total assets (including amounts borrowed), (b) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (c) the Fund may purchase securities on margin to the extent permitted by applicable law; and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(6) Make loans if, as a result, more than 25% of its total assets (including amounts borrowed) would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan to affiliates to the extent permitted by law.

(7) Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policies on lending are set forth above. As of the date of this SAI, the Fund does not engage in securities lending.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate, but does require that every fund have the Fundamental investment policy governing such investments. The Fund has adopted the Fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Adviser (or Sub-Adviser(s)), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio, which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website. Information posted on the Trust’s website may be separately provided to any person commencing the day after it is first published on the Trust’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Sub-Advisers and their affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (Donnelley Financial Solutions), the Fund’s pricing vendors, and the Fund’s proxy voting service and subsidiary (Institutional Shareholder Services, Inc. and Securities Class Action Services, LLC); financial data compiler to Nomura Corporate Research and Asset Management Inc. (Evare, LLC, a subsidiary of SS&C Technologies Holdings, Inc.); operational service provider to Neuberger Berman Investment Advisers LLC (State Street Bank and Trust); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg, FactSet and Thomson Reuters. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. Portfolio holdings information may also be provided to financial institutions solely for the purpose of funding borrowings under the Trust’s line of credit. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Fund currently publishes on the Trust’s website, northerntrust.com/funds, complete portfolio holdings for the Fund as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund intends to publish on the Trust’s website month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the Trust’s website complete portfolio holdings information more frequently if they have a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 52 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios (including the portfolio described in this SAI) and Northern Institutional Funds offers 8 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act, as amended.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 68 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•    Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•    Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•    Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•    Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Trustee since 2000 and Chairperson since 2015

•    Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•    Trustee of Wellesley College from 2010 to 2016;

•    Trustee of Rush University Medical Center since 2007.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Exchange Act, as amended (i.e., public companies) or other investment companies registered under the 1940 Act, as amended.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Age: 59 Trustee since 2015

•    Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•    Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•    Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•    Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•    Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Exchange Act, as amended (i.e., public companies) or other investment companies registered under the 1940 Act, as amended.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Cynthia R. Plouché Age: 60 Trustee since 2014

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•    Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•    Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•    Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•    Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Exchange Act, as amended (i.e., public companies) or other investment companies registered under the 1940 Act, as amended.

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•    Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•    Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•    Director, Pathways Awareness Foundation since 2000;

•    Harvard Advanced Leadership Fellow since 2016;

•    Director and Vice Chair of Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016.

• None

Shundrawn A. Thomas(4) Age: 43 Trustee since October 2017

•    President, Northern Trust Asset Management since October 2017;

•    President, FlexShares Trust (Registered investment company—25 portfolios) from 2011 to 2017;

•    Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•    Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company—25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Exchange Act, as amended (i.e., public companies) or other investment companies registered under the 1940 Act, as amended.

(4)

An “interested person,” as defined by the 1940 Act. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016	Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

(1)

Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Each Officer also holds the same office with Northern Institutional Funds.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

Gregory A. Chidsey Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)

Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees of the Trust is currently composed of nine Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board of Trustees, Sandra Polk Guthman, is a non-interested Trustee. Shundrawn A. Thomas is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Mary Jacobs Skinner is considered an interested Trustee because her former law firm provided legal services to Northern Trust Corporation, certain of the Sub-Advisers and/or their affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Thomas serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Investment Adviser, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Fund’s independent registered accountants, the Audit Committee ensures that the Fund’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Fund’s financial position and operations.

The Board of Trustees also monitors and reviews the Fund’s performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Fund during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

NON-INTERESTED TRUSTEES

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser, Sub-Advisers and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005, and his current and prior directorships with public operating companies.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1988 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser, Sub-Advisers and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000 and Northern Institutional Funds since 1997.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past five years on the Boards of TMX Group, Ltd.; Nasdaq, Inc. (and the Nasdaq Stock Market, LLC as well as certain other subsidiaries of Nasdaq, Inc. where he has served as Board Chair since 2016); Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a member of the Board of Elmhurst College. He serves on the Market Risk Advisory Committee of the U.S. Commodities Futures Association. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC and Nasdaq OMX Nordic OY (collectively, “Nasdaq”). The total of these payments were $422,444 and $387,512 in each of 2015 and 2016, respectively, which are immaterial to Nasdaq’s gross revenues. Nasdaq, Inc. paid The Northern Trust Company, an affiliate of NTI, $268,627 and $240,760 in each of 2015 and 2016, respectively, for managing Nasdaq’s pension funds, which are immaterial to NTC’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the United States). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may also invest in separate accounts), pension and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35 year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until May 2017, she served as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She currently serves as an Independent Trustee of the Barings Funds Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché currently serves as Township Assessor for Moraine, Illinois. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2014.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters.

He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also has served on the Board of the University of Wisconsin—Eau Claire Foundation from 2006 to 2015 and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser, Sub-Advisers and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2008.

INTERESTED TRUSTEES

Mary Jacobs Skinner: Ms. Skinner was a partner until November 30, 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

Shundrawn A. Thomas: Mr. Thomas is President of Northern Trust Asset Management. Previously, he was Executive Vice President and Head of Funds and Managed Accounts of Northern Trust Asset Management. Before that, he was the Managing Director and Global Business Head of the Exchange-Traded Funds Group of Northern Trust Global Investments. Prior to that, he was President and Chief Executive Officer of Northern Trust Securities, Inc. He also served as Senior Vice President, Head of Corporate Strategy for Northern Trust Corporation. Mr. Thomas has served as an interested Trustee and President of FlexShares Trust, a registered investment company that is advised by NTI, from 2011 to 2017. Mr. Thomas also is on the boards of several non-profit corporations and colleges. As a result of these positions, Mr. Thomas has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the non-interested Trustees believe that Mr. Thomas provides an important business perspective with respect to the Investment Adviser and Northern Funds’ other service providers that is critical to their decision-making process. Mr. Thomas has served on the Boards of Northern Funds and Northern Institutional Funds since October 2017.

STANDING BOARD COMMITTEES. The Board of Trustees has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive.

The Audit Committee consists of five members: Messrs. Bax (Chairperson), Doll, Kloet, Martin and Ms. Guthman (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2017, the Audit Committee convened four times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson) and Guthman (ex-officio) and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2017, the Governance Committee convened five times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

The Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Doll and Thomas and Mses. Guthman (ex officio) and Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Fund in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2017, the Valuation Committee convened four times.

The Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. The Executive Committee is comprised of the Chairperson of the Board of Trustees as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board of Trustees in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board of Trustees or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2017, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Fund owned by each Trustee in the Fund and other portfolios of Northern Funds and Northern Institutional Funds.

Information as of December 31, 2016(1)
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
William L. Bax	None	Over $100,000
Mark G. Doll	None	Over $100,000
Sandra Polk Guthman	None	Over $100,000
Thomas A. Kloet	None	Over $100,000
David R. Martin(3)	None	None
Cynthia R. Plouché	None	$50,001 – $100,000
Casey J. Sylla	None	Over $100,000

Name of Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Shundrawn A. Thomas(4)	None	None
Mary Jacobs Skinner	None	Over $100,000(5)

(1)	The Fund had not commenced operations at December 31, 2016 and does not have any shares outstanding as of the date of this SAI.
(2)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2017, Northern Funds offered 44 portfolios (including 7 Multi-Manager Funds) and Northern Institutional Funds offered 7 portfolios.

(3)	Mr. Martin was appointed to the Board of Trustees on November 17, 2016, such appointment was effective January 1, 2017.
(4)	Mr. Thomas was appointed to the Board of Trustees on August 24, 2017, such appointment was effective October 1, 2017.
(5)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Government Assets Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a

Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year or period ended March 31, 2017.

Non-Interested Trustees

	Aggregate Compensation from the Fund(1)	Total Compensation from Fund Complex(2)
William L. Bax	—	$250,000
Mark G. Doll	—	250,000
Eric A. Feldstein(3)	—	54,375
Sandra Polk Guthman	—	280,000
Thomas A. Kloet	—	217,500
David R. Martin(4)	—	46,250
Cynthia R. Plouché	—	250,000
Casey J. Sylla	—	250,000

Interested Trustees

	Aggregate Compensation from the Fund(1)	Total Compensation from Fund Complex(2)
Stephen N. Potter(5)	—	None
Mary Jacobs Skinner	—	$217,500	(6)

(1)	The Fund had not commenced operations as of March 31, 2017.
(2)	As of March 31, 2017, the Northern Funds Complex consisted of Northern Funds (44 funds) and Northern Institutional Funds (7 portfolios).
(3)	Mr. Feldstein resigned as Trustee of the Board of Trustees effective June 30, 2016.
(4)	Mr. Martin was appointed to the Board of Trustees on November 17, 2016, such appointment was effective January 1, 2017.
(5)

As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services. Mr. Potter resigned from the Board effective October 1, 2017 and was replaced by Mr. Thomas, whose appointment by the Board took effect as of that date.

(6)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2017. During this time, Ms. Skinner earned $1,099 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the Government Assets Portfolio of the Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Ewing, Meacham, Meehan, O’Rourke, Pryszcz, Rein and Wiesenfeld are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, the Investment Adviser and each Sub-Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Distributor, an unaffiliated principal underwriter of the Trust, is exempt from the requirements of Rule 17j-1(c)(1) and (c)(2) of the 1940 Act. Certain of the Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Fund. NTI is referred to as the “Investment Adviser.” Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Fund. TNTC is located at 50 South LaSalle Street, Chicago Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of September 30, 2017, Northern Trust Corporation, through its affiliates, had assets under custody of $7.8 trillion, and assets under investment management of $1.1 trillion.

Investment Sub-Advisers

The Fund has received an exemptive order from the SEC that permits the Investment Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Fund. The Investment Adviser will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The Investment Adviser does not determine what investments will be purchased or sold for the Fund, with the exception of the cash portion of the Fund. Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Fund are set forth below.

Sub-Advisers
Northern Engage360™ Fund

Ariel Investments, LLC (“Ariel”)

Aristotle Capital Management, LLC (“Aristotle Capital”)

Denver Investment Advisors LLC (“Denver Investments”)

EARNEST Partners, LLC (“EARNEST Partners”)

Strategic Global Advisors, LLC (“SGA”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Ariel

Ariel Capital Management Holdings, Inc. (“ACMH”), an entity controlled by John W. Rogers, Jr. is the sole managing member and majority owner of Ariel. John W. Rogers, Jr. is the Founder, Chief Executive Officer and Chairman of Ariel and owns greater than 5% (directly and indirectly in the aggregate) of Ariel. Mellody Hobson is the President of Ariel and owns greater than 5% (directly and indirectly in the aggregate) of Ariel.

Aristotle Capital

Aristotle Capital is majority owned by employees with the remaining portion (approximately 32%) owned by the RCB Acquisition Company, LLC. Howard Gleicher, Aristotle Capital’s CEO and Chief Investment Officer and Richard S. Hollander, Aristotle Capital’s Chairman, each own 50% of the voting interest in Aristotle Capital. RCB Acquisition Company is a holding company whose sole purpose is to hold Mr. Hollander’s ownership interest in Aristotle Capital.

Denver Investments

Denver Investments is a 100% employee-owned limited liability corporation with ownership amongst 21 active partners and two retired partners as of January 1, 2017.

EARNEST Partners

Westchester Limited, LLC holds a controlling interest in EARNEST Partners. Paul E. Viera holds a controlling interest in Westchester Limited, LLC.

SGA

Cynthia Tusan, President of SGA, holds over 25% of SGA’s ownership interests, and, therefore, may be considered to control SGA within the meaning of the 1940 Act.

Management Agreement and Sub-Advisory Agreements

NTI provides the Fund with investment advisory and administration services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Fund, subject to the general supervision of the Board of Trustees of the Fund, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund and also provides certain administration services for the Fund. However, the Management Agreement permits NTI, subject to approval by the Board of Trustees, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. NTI has delegated substantially all of its portfolio management responsibilities to the Sub-Advisers set forth above except for the cash portion of the Fund. NTI shall remain responsible for supervision and oversight of the portfolio management services performed by the Sub-Advisers, including compliance with the Fund’s investment objective and policies.

NTI also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Fund, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement and each Sub-Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees. The Management Agreement has also been approved by the initial shareholder of the Fund.

The Management Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed-income obligations, the Investment Adviser and Sub-Advisers shall attempt to obtain best net price and execution.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser and Sub-Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser and Sub-Advisers may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Adviser and Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Adviser and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser or Sub-Advisers.

The Investment Adviser and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and Sub-Advisers and does not reduce the advisory fees payable to the Investment Adviser by the Fund or the Sub-Advisory fees paid by the Investment Adviser to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions between the Fund and its Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio. The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser or Sub-Advisers, as the case may be, believe such practice to be in the Fund’s interests.

On occasions when the Investment Adviser or Sub-Advisers deem the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Investment Adviser or Sub-Adviser, the Management Agreement and each Sub-Advisory Agreement provide that the Investment Adviser and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser and Sub-Advisers in the manner they consider to be most equitable and consistent with their obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement and each Sub-Advisory Agreement permit the Investment Adviser and Sub- Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Management Agreement and each Sub-Advisory Agreement provides that the Investment Adviser and Sub-Advisers, respectively, may render similar services to others so long as their services under the Management Agreement or Sub-Advisory Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses. The Management and Sub-Advisory Agreements provide that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties.

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the following annual rates (expressed as a percentage of the Fund’s respective average daily net assets):

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1 Billion	Next $1 Billion	Over $2 Billion
Northern Engage360™ Fund	0.68%	0.66%	0.64%

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Adviser may from time to time allocate to such Sub-Adviser for management. The Investment Adviser pays the Sub-Advisers out of its management fees.

The Trust has received an exemptive order from the SEC that permits the Investment Adviser to amend and terminate existing Sub-Advisory Agreements, approved by the Board of Trustees, without shareholder approval. The exemption also permits the Investment Adviser to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Adviser without obtaining shareholder approval, if approved by the Board of Trustees. In the event of a termination of a Sub-Adviser, the Investment Adviser, subject to the Board of Trustees’ approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In addition to the advisory fees payable by the Fund to the Investment Adviser and/or its affiliates, the Fund, investing uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include management, transfer agent and custodial fees payable by the money market fund to the Investment Adviser and/or its affiliates. See “Investment Objectives and Policies—Investment Companies” for a discussion of the fees payable to the Investment Adviser and/or its affiliates by the Fund on its investments in affiliated money market funds.

Many of the Sub-Advisers have other business relationships with Northern and its other clients. The Sub-Advisory Agreements with all of the Sub-Advisers provide that the Sub-Advisers’ sub-advisory fees will be based on assets under management of the applicable sub-advised Fund and all other assets managed by the Sub-Adviser for Northern’s clients.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Investment Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Management Agreement.

Northern Trust Corporation, the Sub-Advisers and their affiliates may act as underwriters of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation, the Fund’s Sub-Advisers, or their affiliates serve as a principal underwriter. In the opinion of Northern Trust Corporation and the Sub-Advisers, this limitation will not significantly affect the ability of the Fund to pursue its investment objective.

The Investment Adviser is also responsible for providing certain administration services to the Fund pursuant to the Management Agreement. Subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser provides supervision of all aspects of the Fund’s operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Fund; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Fund’s bills, preparing monthly reconciliation of the Fund’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Fund’s federal and state tax returns (other than those required to be filed by the Fund’s custodian and transfer agent) and providing shareholder tax information to the Fund’s transfer agent; (f) assisting the Fund’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Fund which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Fund’s service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Fund’s arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Fund and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Fund’s registration statement and other SEC filings for the Fund; and (m) computing and determining on the days and at the times specified in the Fund’s then-current Prospectuses, the net asset value of each share of the Fund and the net income of the Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC. TNTC also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

Unless sooner terminated, the Trust’s Management Agreement and Sub-Advisory Agreements with respect to the Fund will continue in effect with respect to the particular Fund until June 30, 2018. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Fund, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months written notice.

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds the Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) is responsible for the Fund’s foreign custody arrangements pertaining to its activities under the Custody Agreement and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by the Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Fund’s property and shall be liable to and shall indemnify the Trust from and against any loss that occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody

Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent, which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.

As compensation for the domestic custody services rendered with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment. The Custodian’s fees under the Custody Agreement are subject to reduction based on the Fund’s daily-uninvested U.S. cash balances (if any).

As compensation for the foreign custody services rendered to the Trust by the Custodian with respect to the Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the Fund; plus (ii) 9/100th of 1% annually of the Fund’s average daily net assets; plus (iii) reimbursement for other out-of-pocket fees incurred by the Custodian.

The Custodian’s fees under the Custody Agreement are subject to reduction based on the Fund’s daily uninvested U.S. cash balances (if any). The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

BROKERAGE TRANSACTIONS

The amount of brokerage transactions paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

The Investment Adviser or a Sub-Adviser may use an affiliated person of the Investment Adviser or Sub-Adviser as a broker for the Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remunerations received by other brokers in connection with comparable transactions involving similar securities or future contracts. Furthermore, the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

PORTFOLIO MANAGERS

The portfolio managers for the Fund are Christopher E. Vella, CFA, Senior Vice President, of NTI and Jessica K. Hart, Senior Vice President, of NTI.

Accounts Managed by the Portfolio Manager

The following table describes certain information with respect to accounts for which the portfolio manager has day-to-day responsibility as of September 30, 2017 unless otherwise indicated, including all Northern Funds managed by the portfolio manager.

Northern Engage360™ Fund

The table below discloses accounts within each type of category listed below for which Christopher E. Vella, CFA, was jointly and primarily responsible for day-to-day portfolio management as of September 30, 2017.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	7	$4,969	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Jessica K. Hart was jointly and primarily responsible for day-to-day portfolio management as of September 30, 2017.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

Material Conflicts of Interest

NTI’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. The Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTI than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for NTI or its affiliates or other funds or accounts managed by NTI or its affiliates. For example, other funds or accounts managed by NTI may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by NTI or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit NTI or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Conflicts Associated with Sub-Advisers

The Sub-Advisers have interests and relationships that may create conflicts of interest related to their management of the assets of the Fund allocated to such Sub-Advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to NTI. For example, because NTI primarily acts as a manager of advisers with respect to the Fund while the Sub-Advisers engage in direct trading strategies for the assets allocated to them, the Sub-Advisers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to NTI unless NTI is directly managing a portion of the assets of the Fund, or may apply to NTI in a different or more limited manner. Such conflicts may relate to the Sub-Advisers’ trading and investment practices, including their selection of broker-dealers, soft-dollar arrangements, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest.

A Sub-Adviser may manage or advise multiple accounts (the “Sub-Adviser’s Accounts”) that have investment objectives that are similar to those of the Fund and that may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization securities, investments in MLPs in the oil and gas industry and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where a Sub-Adviser limits the number of clients whose assets it manages. The Sub-Advisers have established policies with respect to the Sub-Adviser’s Accounts to mitigate these conflicts.

The Sub-Advisers do not receive performance-based compensation for their investment management activities on behalf of the Fund. However, a Sub-Adviser may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives a higher rate of fees or other compensation (including performance-based fees or allocations) than it receives from the Fund. The simultaneous management of Sub-Adviser’s Accounts that pay higher fees or other compensation and the Fund creates a conflict of interest as a Sub-Adviser may have an incentive to favor Sub-Adviser’s Accounts with the potential to receive higher fees to the detriment of the Fund. For instance, a Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. Certain of the Sub-Advisers may engage in transactions with affiliated brokers as governed by Rule 17e-1 under the 1940 Act. Sub-Advisers may also utilize soft dollars as described under “Management Agreement and Sub-Advisory Agreements” beginning on page 52. The Sub-Advisers have adopted policies and procedures that they believe will mitigate the conflicts that may arise from their respective brokerage practices.

To address these potential conflicts, each Sub-Adviser has developed policies and procedures that provide that personnel making portfolio decisions for the Sub-Adviser’s Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Sub-Adviser’s Accounts (including the Fund) consistent with the Sub-Adviser’s fiduciary obligations.

Additional information about potential conflicts of interest regarding the Sub-Advisers is set forth in each Sub-Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of Each Sub-Adviser and NTI’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Portfolio Manager Compensation Structure

As of March 31, 2017, the compensation for NTI portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of the Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her equity product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the portfolio manager’s annual cash incentive award is based primarily on the investment performance of the Fund. Performance is measured against the Fund’s benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual cash incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the date of this SAI, no shares of the Fund were outstanding and the Fund’s portfolio managers did not own any shares of the Fund.

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser have adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans;

•

Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when supported by the company’s board of directors and/or management; and

•

Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every search the company undertakes.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than five public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Eliminate, direct, or otherwise restrict charitable contributions.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package.

Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Advisers who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary and the Northern Proxy Voting Policy and Proxy Guidelines as adopted by the Investment Adviser, are posted in the Account Resources section of the Northern Fund’s website, northerntrust.com/funds. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policies and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Fund’s website at northerntrust.com/funds or the SEC’s website at www.sec.gov.

DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a Distribution Agreement under which Northern Funds Distributors, LLC (“NFD”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. NFD continually distributes shares of the Fund on a best efforts basis. NFD has no obligation to sell any specific quantity of Fund shares. NFD and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into a Distribution Services Agreement with NFD under which it makes payments to NFD in consideration for certain distribution-related services. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the

Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, LLC (“Foreside Distributors”), Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Fund’s Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund’s arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund’s arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of those who are not “interested persons” of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-6996, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Fund are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of a new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Fund involved in the request are priced and will be processed on the next business day in the manner described above.

The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, the Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund’s shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board of Trustees; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

In connection with the Management Agreement, NTI has contractually agreed to reimburse a portion of the Fund’s operating expenses (other than acquired fund fees and expenses and extraordinary expenses) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary. The contractual reimbursement arrangements are expected to continue until at least November 17, 2018. The expense reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to the Fund if it determines that it is in the best interests of the Fund and its shareholders. The expense reimbursement amounts below do not include expense reimbursements for any duplicative advisory fees attributable to Fund assets invested in an affiliated money market fund.

NTI may voluntarily reimburse additional expenses or waive all or a portion of the management fees of the Fund. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit northerntrust.com/funds.

Performance reflects expense reimbursements, as previously discussed in this SAI. If such expense reimbursements were not in place, the Fund’s performance would have been reduced.

The Fund calculates its total returns on an “annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for the Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the Fund’s shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Fund for any one year in the period might have been more or less than the average for the entire period. The Fund also may advertise from time to time their total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1 + T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

The Fund may compute an “average annual total return-after taxes on distributions” for the Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1 + T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long- term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund may compute its “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of the Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

The Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 - 1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

The Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

The Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper, Inc., Morningstar, Inc. or to the S&P 500 Index, the

Consumer Price Index, the Dow Jones Industrial Average, or the MSCI ACWI Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Fund. From time to time, the Fund also may quote the mutual fund ratings of Morningstar, Inc. and other services in its advertising materials.

NTI does not guarantee the accuracy and/or the completeness of the broad-based securities market indices or any data included therein or the descriptions of the index providers and NTI shall have no liability for any errors, omissions, or interruptions therein.

NTI makes no warranty, express or implied, as to results to be obtained by the Northern Funds, to the owners of the shares of any Fund of Northern Funds, or to any other person or entity, from the use of any index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly- owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser and Sub- Advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP number of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

The Regulated Investment Company Modernization act of 2010 changed the carryforward periods for capital loss carryforwards of funds. For capital losses realized in taxable years beginning after December 22, 2010 (the “Enactment Date”), the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in the taxable year beginning after December 22, 2010 and in subsequent taxable years will be permitted to be carried forward indefinitely and will retain their character as short or long term capital losses. Capital loss carryovers from taxable years beginning prior to the Enactment Date are still subject to the eight-year limitation.

The Code provides for coordination of capital loss carryovers arising in taxable years before and after the Enactment Date by requiring that capital loss carryovers from taxable years beginning after the Enactment Date be applied before capital loss carryovers from taxable years beginning prior to the Enactment Date. This could cause all or a portion of the pre-Enactment Date losses to expire before they can be used.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs that hold residual interests REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year or if the Fund is a qualified fund of funds, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. The Fund is a qualified fund of funds if at the close of each calendar quarter at least 50% of the value of its assets consists of interests in other regulated investment companies. If the Fund makes this election, the amount of such foreign taxes paid or deemed paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. The Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF NON-U.S. SHAREHOLDERS

Subject to the discussion of special tax consequences under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) below, dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends, redemption payments and certain capital gain dividends to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin after December 31, 2018. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s 44 existing series, which represent interests in the Trust’s 44 respective portfolios, one of which is described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the respective Fund except where allocations of direct expenses can otherwise be fairly made.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 to obtain a form for providing written notice to the Trust.

The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in the Fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Fund is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Fund, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Fund’s Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement or a change in the Fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

The Trust’s by-laws state that the federal and state courts located in the State of Delaware shall be the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.

As of the date of this SAI, the Fund had not commenced operations and did not have any shares outstanding. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of the Fund, such shareholder may be deemed a “control person” of the Fund for purposes of the 1940 Act.

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings—S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign, financial, bank, insurance, and public finance entities (including supranational and sub-national) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that will exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

APPENDIX B

As stated in the Prospectus, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Fund is also subject to the Investment Adviser’s and Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Fund intend to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator,” including the annual affirmation requirement that went into effect in 2013. The Fund are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

The following exhibits are incorporated herein by reference to:

Post-Effective Amendment No. 11 to such Registration Statement filed on July 29, 1996 (Accession No. 0000893220-96-001248) (“PEA No. 11”),

Post-Effective Amendment No. 22 to such Registration Statement filed on May 28, 1999 (Accession No. 0000893220-99-000673) (“PEA No. 22”),

Post-Effective Amendment No. 27 to such Registration Statement filed on October 15, 1999 (Accession No. 0000893220-99-001176) (“PEA No. 27”),

Post-Effective Amendment Nos. 30 and 31 to such Registration Statement filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136) (“PEA Nos. 30 and 31”),

Post-Effective Amendment No. 34 to such Registration Statement filed on August 1, 2000 (Accession No. 0000948221-00-000340) (“PEA No. 34”),

Post-Effective Amendment No. 35 to such Registration Statement filed on March 9, 2001 (Accession No. 0000912057-01-007427) (“PEA No. 35”),

Post-Effective Amendment No. 38 to such Registration Statement filed on May 30, 2002 (Accession No. 0000912057-02-022419) (“PEA No. 38”),

Post-Effective Amendment No. 39 to such Registration Statement filed on July 29, 2003 (Accession No. 0001047469-03-025437) (“PEA No. 39”),

Post-Effective Amendment No. 40 to such Registration Statement filed on July 26, 2004 (Accession No. 0000950137-04-005850) (“PEA No. 40”),

Post-Effective Amendment No. 41 to such Registration Statement filed on December 1, 2004 (Accession No. 0000950137-04-010606) (“PEA No. 41”),

Post-Effective Amendment No. 42 to such Registration Statement filed on May 25, 2005 (Accession No. 0000950137-05-006454) (“PEA No. 42”),

Post-Effective Amendment No. 45 to such Registration Statement filed on December 16, 2005 (Accession No. 0000950137-05-015036) (“PEA No. 45”),

Post-Effective Amendment No. 46 to such Registration Statement filed on March 27, 2006 (Accession No. 0000950137-06-003828) (“PEA No. 46”),

Post-Effective Amendment No. 49 to such Registration Statement filed on June 22, 2006 (Accession No. 0000950137-06-007089) (“PEA No. 49”),

Post-Effective Amendment No. 50 to such Registration Statement filed on July 28, 2006 (Accession No. 0000950137-06-008268) (“PEA No. 50”),

Post-Effective Amendment No. 53 to such Registration Statement filed on May 30, 2007 (Accession No. 0000950137-07-008254) (“PEA No. 53”),

Post-Effective Amendment No. 57 to such Registration Statement filed on August 13, 2007 (Accession No. 0000950137-07-012261) (“PEA No. 57”),

Post-Effective Amendment No. 58 to such Registration Statement filed on September 7, 2007 (Accession No. 0000950137-07-013913) (“PEA No. 58”),

Post-Effective Amendment No. 59 to such Registration Statement filed on July 1, 2008 (Accession No. 0001193125-08-145069) (“PEA No. 59”),

Post-Effective Amendment No. 60 to such Registration Statement filed on July 29, 2008 (Accession No. 0001193125-08-160161) (“PEA No. 60”),

Post-Effective Amendment No. 63 to such Registration Statement filed on November 17, 2008 (Accession No. 0001193125-08-237777) (“PEA No. 63”),

Post-Effective Amendment No. 64 to such Registration Statement filed on March 31, 2009 (Accession No. 0001193125-09-069646) (“PEA No. 64”),

Post-Effective Amendment No. 65 to such Registration Statement filed on June 22, 2009 (Accession No. 0001193125-09-134909) (“PEA No. 65”),

Post-Effective Amendment No. 68 to such Registration Statement filed on September 8, 2009 (Accession No. 0001193125-09-188660) (“PEA No. 68”),

Post-Effective Amendment No. 69 to such Registration Statement filed on January 4, 2010 (Accession No. 0001193125-10-000472) (“PEA No. 69”),

Post-Effective Amendment No. 71 to such Registration Statement filed on May 28, 2010 (Accession No. 0000950130-10-000276) (“PEA No. 71”),

Post-Effective Amendment No. 74 to such Registration Statement filed on July 29, 2010 (Accession No. 0001193125-10-170156) (“PEA No. 74”),

Post-Effective Amendment No. 76 to such Registration Statement filed on May 16, 2011 (Accession No. 0001193125-11-141481) (“PEA No. 76”),

Post-Effective Amendment No. 77 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199060) (“PEA No. 77”),

Post-Effective Amendment No. 78 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199111) (“PEA No. 78”),

Post-Effective Amendment No. 81 to such Registration Statement filed on March 21, 2012 (Accession No. 0001193125-12-125352) (“PEA No. 81”),

Post-Effective Amendment No. 86 to such Registration Statement filed on July 23, 2012 (Accession No. 0001193125-12-310585) (“PEA No. 86”),

Post-Effective Amendment No. 91 to such Registration Statement filed on August 17, 2012 (Accession No. 0001193125-12-360787) (“PEA No. 91”),

Post-Effective Amendment No. 93 to such Registration Statement filed on December 7, 2012 (Accession No. 0001193125-12-495705) (“PEA No. 93”),

Post-Effective Amendment No. 95 to such Registration Statement filed on March 22, 2013 (Accession No. 0001193125-13-121464) (“PEA No. 95”),

Post-Effective Amendment No. 98 to such Registration Statement filed on July 22, 2013 (Accession No. 0001193125-13-297456) (“PEA No. 98”),

Post-Effective Amendment No. 102 to such Registration Statement filed on October 15, 2013 (Accession No. 0001193125-13-400061) (“PEA No. 102”),

Post-Effective Amendment No. 104 to such Registration Statement filed on July 24, 2014 (Accession No. 0001193125-14-279075) (“PEA No. 104”),

Post-Effective Amendment No. 105 to such Registration Statement filed on July 24, 2014 (Accession No. 0001193125-14-279120) (“PEA No. 105”),

Post-Effective Amendment No. 108 to such Registration Statement filed on July 24, 2015 (Accession No. 0001193125-15-262844) (“PEA No.108”),

Post-Effective Amendment No. 109 to such Registration Statement filed on July 24, 2015 (Accession No. 0001193125-15-262896) (“PEA No. 109”),

Post-Effective Amendment No. 112 to such Registration Statement filed on March 10, 2016 (Accession No. 0001193125-16-500061) (“PEA No. 112”),

Post-Effective Amendment No. 114 to such Registration Statement filed on July 28, 2016 (Accession No. 0001193125-16-662187) (“PEA No. 114”),

Post-Effective Amendment No. 117 to such Registration Statement filed on September 28, 2016 (Accession No. 0001193125-16-723779) (“PEA No. 117”),

Post-Effective Amendment No. 119 to such Registration Statement filed on October 13, 2016 (Accession No. 0001193125-16-737780) (“PEA No. 119”),

Post-Effective Amendment No. 130 to such Registration Statement filed on July 28, 2017 (Accession No. 0001193125-17-240466) (“PEA No. 130”),

Post-Effective Amendment No. 132 to such Registration Statement filed on August 18, 2017 (Accession No. 0001193125-17-262163) (“PEA No. 132”), and

Post-Effective Amendment No. 134 to such Registration Statement filed on September 1, 2017 (Accession No. 0001193125-17-275678) (“PEA No. 134”).

a)	(1)	Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

	(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to PEA No. 34.

	(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

	(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to PEA No. 35.

	(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

	(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to PEA No. 39.

	(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to PEA No. 41.

	(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to PEA No. 42.

	(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 6, 2005 filed as Exhibit (a)(9) to PEA No. 42.

	(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to PEA No. 45.

	(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 filed as Exhibit (a)(11) to PEA No. 46.

(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to PEA No. 49.

(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.

(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.

(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 filed as Exhibit (a)(15) to PEA No. 50.

(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 filed as Exhibit (a)(16) to PEA No. 53.

(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 filed as Exhibit (a)(17) to PEA No. 53.

(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(18) to PEA No. 57.

(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(19) to PEA No. 57.

(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 filed as Exhibit (a)(20) to PEA No. 60.

(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 filed as Exhibit (a)(21) to PEA No. 63.

(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 filed as Exhibit (a)(22) to PEA No. 63.

(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 filed as Exhibit (a)(23) to PEA No. 65.

(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 filed as Exhibit (a)(24) to PEA No. 68.

(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 filed as Exhibit (a)(25) to PEA No. 71.

(26)	Amendment No. 25 to the Agreement and Declaration of Trust effective May 14, 2010 filed as Exhibit (a)(26) to PEA No. 74.

(27)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 31, 2010 filed as Exhibit (a)(27) to PEA No. 74.

(28)	Amendment No. 27 to the Agreement and Declaration of Trust effective August 11, 2010 filed as Exhibit (a)(28) to PEA No. 76.

(29)	Amendment No. 28 to the Agreement and Declaration of Trust effective February 18, 2011 filed as Exhibit (a)(29) to PEA No. 76.

(30)	Amendment No. 29 to the Agreement and Declaration of Trust effective May 18, 2012 filed as Exhibit (a)(30) to PEA No. 86.

(31)	Amendment No. 30 to the Agreement and Declaration of Trust effective August 9, 2012 filed as Exhibit (a)(31) to PEA No. 91.

(32)	Amendment No. 31 to the Agreement and Declaration of Trust effective November 9, 2012 filed as Exhibit (a)(32) to PEA No. 93.

(33)	Amendment No. 32 to the Agreement and Declaration of Trust effective February 15, 2013 filed as Exhibit (a)(33) to PEA No. 95.

(34)	Amendment No. 33 to the Agreement and Declaration of Trust effective August 22, 2013 filed as Exhibit (a)(34) to PEA No. 102.

(35)	Amendment No. 34 to the Agreement and Declaration of Trust effective August 22, 2013 filed as Exhibit (a)(35) to PEA No. 104.

	(36)	Amendment No. 35 to the Agreement and Declaration of Trust effective February 14, 2014 filed as Exhibit (a)(36) to PEA No. 104.

	(37)	Amendment No. 36 to the Agreement and Declaration of Trust effective December 5, 2014 filed as Exhibit (a)(37) to PEA No. 108.

	(38)	Amendment No. 37 to the Agreement and Declaration of Trust effective August 21, 2015 filed as Exhibit (a)(38) to PEA No. 112.

	(39)	Amendment No. 38 to the Agreement and Declaration of Trust effective March 9, 2016 filed as Exhibit (a)(39) to PEA No. 112.

	(40)	Amendment No. 39 to the Agreement and Declaration of Trust effective May 19, 2016 filed as Exhibit (a)(40) to PEA No. 114.

	(41)	Amendment No. 40 to the Agreement and Declaration of Trust effective June 17, 2016 filed as Exhibit (a)(41) to PEA No. 114.

	(42)	Amendment No. 41 to the Agreement and Declaration of Trust effective July 22, 2016 filed as Exhibit (a)(42) to PEA No. 114.

	(43)	Amendment No. 42 to the Agreement and Declaration of Trust dated August 25, 2016 filed as Exhibit (a)(43) to PEA No. 117.

	(44)	Amendment No. 43 to the Agreement and Declaration of Trust dated October 7, 2016 filed as Exhibit (a)(44) to PEA No. 119.

	(45)	Amendment No. 44 to the Agreement and Declaration of Trust dated May 18, 2017 filed as Exhibit (a)(45) to PEA No. 130.

	(46)	Amendment No. 45 to the Agreement and Declaration of Trust dated July 28, 2017 is filed herewith.

	(47)	Amendment No. 46 to the Agreement and Declaration of Trust dated August 24, 2017 is filed herewith.

	(48)	Amendment No. 47 to the Agreement and Declaration of Trust dated August 24, 2017 is filed herewith.

b)	(1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to PEA No. 38.

	(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to PEA No. 39.

	(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

	(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to PEA No. 40.

	(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to PEA No. 41.

	(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 filed as Exhibit (b)(6) to PEA No. 50.

	(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 filed as Exhibit (b)(7) to PEA No. 60.

	(8)	Amendment No. 7 to the Amended and Restated By-Laws adopted November 5, 2010 filed as Exhibit (b)(8) to PEA No. 76.

	(9)	Amended and Restated Amendment No. 8 to the Amended and Restated By-Laws adopted August 19, 2015 as Amended and Restated on August 24, 2017 is filed herewith.

	(10)	Amendment No. 9 to the Amended and Restated By-Laws adopted August 20, 2015 filed as Exhibit (b)(10) to PEA No. 112.

c)		Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

d)	(1)	Management Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 is filed as Exhibit (d)(1) to PEA No. 104.

(2)	Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(2) to PEA No. 104.

(3)	Amended and Restated Exhibit A to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated May 2, 2016 filed as Exhibit (d)(3) to PEA No. 114.

(4)	Amended and Restated Exhibit A dated August 18, 2017 to the Management Agreement between Northern Funds and Northern Trust Investments, Inc. filed as Exhibit (d)(6) to PEA No. 132.

(5)	Amended and Restated Exhibit A dated November 17, 2017 to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. is filed herewith.

(6)	Fee Reduction Commitment between Northern Funds (on behalf of the Active M Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Active M International Equity Fund and Multi-Manager High Yield Opportunity Fund) and Northern Trust Investments, Inc. dated June 15, 2016 filed as Exhibit (d)(4) to PEA No. 114.

(7)	Fee Reduction Commitment between Northern Funds (on behalf of the Large Cap Value Fund, International Equity Fund and Small Cap Core Fund) and Northern Trust Investments, Inc. dated July 31, 2017 filed as Exhibit (d)(5) to PEA No. 130.

(8)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(128) to PEA No. 104.

(9)	Expense Reimbursement Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(129) to PEA No. 104.

(10)	Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. filed as Exhibit (d)(7) to PEA No. 114.

(11)	Amended and Restated Exhibit A to Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated June 15, 2016 filed as Exhibit (d)(8) to PEA No. 114.

(12)	Amended and Restated Exhibit A to Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated June 15, 2016 filed as Exhibit (d)(11) to PEA No. 130.

(13)	Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated January 1, 2017 filed as Exhibit (d)(13) to PEA No. 130.

(14)	Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. (with respect to the U.S. Quality ESG Fund) dated August 18, 2017 filed as Exhibit (d)(12) to PEA No. 132.

(15)	Expense Reimbursement Agreement dated November 17, 2017 between the Registrant (on behalf of the Northern Engage360™ Fund) and Northern Trust Investments, Inc. is filed herewith.

(16)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Ashmore Investment Management Limited dated February 16, 2017 filed as Exhibit (d)(14) to PEA No. 130.*

(17)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 filed as Exhibit (d)(58) to PEA No. 64.*

(18)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as
Exhibit (d)(35) to PEA No. 69.

(19)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(101) to PEA No. 78.

(20)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors LLC dated October 1, 2012 filed as Exhibit (d)(98) to PEA No. 98.*

(21)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors, LLC dated June 30, 2014 filed as Exhibit (d)(136) to PEA No. 105.

(22)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC dated June 17, 2016 filed as Exhibit (d)(20) to PEA No. 130.

(23)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Brookfield Investment Management Inc. dated November 24, 2014 filed as Exhibit (d)(156) to PEA No. 109.*

(24)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 10, 2016 filed as Exhibit (d)(21) to PEA No. 114.*

(25)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 17, 2016 filed as Exhibit (d)(27) to PEA No. 130.

(26)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated March 1, 2017 filed as Exhibit (d)(28) to PEA No. 130.

(27)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated September 19, 2012 filed as Exhibit (d)(95) to PEA No. 98.*

(28)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated October 1, 2012 filed as Exhibit (d)(96) to PEA No. 98.*

(29)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and DDJ Capital Management, LLC dated June 30, 2014 filed as Exhibit (d)(164) to PEA No. 105.

(30)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Delaware Investments Fund Advisers dated August 22, 2014 filed as Exhibit (d)(155) to PEA No. 109.*

(31)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Delaware Investments Fund Advisers dated March 8, 2016 filed as Exhibit (d)(26) to PEA No. 114.*

(32)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Granite Investment Partners, LLC dated March 9, 2016 filed as Exhibit (d)(27) to PEA No. 114.*

(33)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated March 7, 2013 filed as Exhibit (d)(125) to PEA No. 98.*

(34)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated June 30, 2014 filed as Exhibit (d)(142) to PEA No. 105.

(35)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Maple-Brown Abbott Limited dated November 17, 2016 filed as Exhibit (d)(38) to PEA No. 130.*

(36)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated July 1, 2011 filed as Exhibit (d)(128) to PEA No. 78.*

(37)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated January 1, 2013 filed as Exhibit (d)(116) to PEA No. 98.*

(38)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Fixed Income LLC dated June 30, 2014 filed as Exhibit (d)(166) to PEA No. 105.

(39)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Investment Advisers LLC dated March 1, 2017 filed as Exhibit (d)(42) to PEA No. 130.

(40)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. dated June 10, 2016 filed as Exhibit (d)(36) to PEA No. 114.

(41)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. dated November 22, 2013 filed as Exhibit (d)(133) to PEA No. 105.*

(42)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(49) to PEA No. 69.

(43)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(114) to PEA No. 78.

(44)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management Inc. dated January 1, 2013 filed as Exhibit (d)(118) to PEA No. 98.*

(45)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and PanAgora Asset Management, Inc. dated June 30, 2014 filed as Exhibit (d)(138) to PEA No. 105.

(46)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and PanAgora Asset Management, Inc. dated June 17, 2016 filed as Exhibit (d)(49) to PEA No. 130.

(47)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Polen Capital Management, LLC dated March 9, 2016 filed as Exhibit (d)(42) as PEA No. 114.*

(48)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. dated November 19, 2015 filed as Exhibit (d)(43) to PEA No. 114.*

(49)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management, Inc. dated June 17, 2016 filed as Exhibit (d)(52) to PEA No. 130.

(50)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated August 21, 2015 filed as Exhibit (d)(108) to PEA No. 112.*

(51)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated June 17, 2016 filed as Exhibit (d)(54) to PEA No. 130.

(52)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 filed as Exhibit (d)(60) to PEA No. 64.*

(53)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(54) to PEA No. 69.

(54)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(122) to PEA No. 78.

(55)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC dated January 1, 2013 filed as Exhibit (d)(123) to PEA No. 98.*

(56)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 30, 2014 filed as Exhibit (d)(140) to PEA No. 105.

(57)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 17, 2016 filed as Exhibit (d)(60) to PEA No. 130.

(58)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Ariel Investments, LLC dated November 17, 2017 is filed herewith.*

(59)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Aristotle Capital Management, LLC dated November 17, 2017 is filed herewith.*

(60)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Brandes Investment Partners, L.P. dated August 25, 2017 is filed herewith.*

(61)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Denver Investment Advisors LLC dated November 17, 2017 is filed herewith.*

(62)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and EARNEST Partners, LLC dated November 17, 2017 is filed herewith.*

(63)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Global Evolution USA, LLC dated August 25, 2017 is filed herewith.*

(64)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated October 10, 2017 is filed herewith.*

(65)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Strategic Global Advisors, LLC dated November 17, 2017 is filed herewith.*

(66)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Thomspon Siegel & Walmsley LLC dated October 10, 2017 is filed herwith.*

(67)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP dated August 25, 2017 is filed herewith.*

e)	(1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 31, 2017 filed as Exhibit (e)(1) to PEA No. 130.

	(2)	Amended and Restated Schedule A dated November 17, 2017 to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC is filed herewith.

f)		None.

g)	(1)	Custody Agreement between Northern Funds and The Northern Trust Company dated June 30, 2014 filed as Exhibit (g)(1) to PEA No. 104.

	(2)	Amended and Restated Schedule A to the Custody Agreement between Northern Funds and The Northern Trust Company dated May 2, 2016 filed as Exhibit (g)(2) to PEA No. 114.

	(3)	Amended and Restated Schedule B dated November 17, 2017 to the Custody Agreement between Northern Funds and The Northern Trust Company is filed herewith.

	(4)	Amended and Restated Schedule C dated November 17, 2017 to the Custody Agreement between Northern Funds and The Northern Trust Company is filed herewith.

h)	(1)	Transfer Agency and Service Agreement between Registrant and The Northern Trust Company dated June 30, 2014 filed as Exhibit (h)(1) to PEA No. 104.

	(2)	Amended and Restated Schedule A dated November 17, 2017 to the Transfer Agency and Services Agreement between Registrant and The Northern Trust Company is filed herewith.

	(3)	Amended and Restated Schedule B dated November 17, 2017 to the Transfer Agency and Services Agreement between Registrant and The Northern Trust Company is filed herewith.

	(4)	Amended and Restated Service Plan, adopted as of April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

	(5)	Amended and Restated Service Plan, adopted on April 1, 1994 and amended on May 2, 2000 and filed as Exhibit (h)(16) to PEA No. 34, and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(19) to PEA 40.

	(6)	Amended and Restated Service Plan, adopted on April 1, 1994 and amended on May 2, 2000 and November 19, 2015, and Form of Services Agreement, filed as Exhibit (h)(6) to PEA No. 114.

	(7)	Amended and Restated Service Plan, adopted April 1, 1994 and amended on May 2, 2000, November 19, 2015 and April 1, 2017, and Form of Services Agreement filed as Exhibit (h)(9) to PEA No. 130.

	(8)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio and Northern Funds, on behalf of its Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, dated August 9, 2012 is filed as Exhibit (h)(47) to PEA No. 95.

	(9)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Acquired Funds and Northern Funds, on behalf of its Acquiring Funds, dated August 9, 2012 is filed as Exhibit (h)(48) to PEA No. 95.

	(10)	Plan of Reorganization by Northern Funds, on behalf of its Large Cap Growth Fund and its Large Cap Core Fund, and Northern Trust Investments, Inc. (“NTI”) is filed as Exhibit (h)(43) to PEA No. 108.

	(11)	Plan of Reorganization by Northern Funds, on behalf of its Large Cap Equity Fund and Large Cap Core Fund, and northern Trust Investments, Inc. filed as Exhibit (h)(13) to PEA No. 130.

i)		Opinion and Consent of Drinker Biddle & Reath LLP is filed herewith.

j)		Consent of Drinker Biddle & Reath LLP is incorporated by reference to Exhibit (i).

k)		None.

l)	(1)	Purchase Agreement dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

	(2)	Purchase Agreement dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

	(3)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

	(4)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

	(5)	Purchase Agreement dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

(6)	Purchase Agreement dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

(7)	Purchase Agreement dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

(8)	Purchase Agreement dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

(9)	Purchase Agreement dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

(10)	Purchase Agreement dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

(11)	Purchase Agreement dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

(12)	Purchase Agreement dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA Nos. 30 and 31.

(13)	Purchase Agreement dated August 2, 2000 for shares of the Large Cap Value Fund filed as Exhibit (l)(1) to PEA No. 35.

(14)	Purchase Agreement dated February 14, 2005 for shares of the Mid Cap Index Fund filed as Exhibit (l)(19) to PEA No. 42.

(15)	Purchase Agreement dated February 14, 2005 for shares of the International Equity Index Fund filed as Exhibit (l)(20) to PEA No. 42.

(16)	Purchase Agreement dated December 5, 2005 for shares of the Enhanced Large Cap Fund filed as Exhibit (l)(21) to PEA No. 45.

(17)	Purchase Agreement dated February 17, 2006 for shares of the Emerging Markets Equity Fund filed as Exhibit (l)(22) to PEA No. 46.

(18)	Purchase Agreement dated May 5, 2006 for shares of the Active M International Equity Fund filed as Exhibit (l)(23) to PEA No. 50.

(19)	Purchase Agreement dated May 5, 2006 for shares of the Global Real Estate Index Fund filed as Exhibit (l)(24) to PEA No. 50.

(20)	Purchase Agreement dated February 16, 2007 for shares of the Bond Index Fund filed as Exhibit (l)(25) to PEA No. 53.

(21)	Purchase Agreement dated August 3, 2007 for shares of the Short-Intermediate Tax-Exempt Fund filed as Exhibit (l)(27) to PEA No. 58.

(22)	Purchase Agreement dated November 2, 2007 for shares of the Global Sustainability Index Fund filed as Exhibit (l)(28) to PEA No. 59.

(23)	Purchase Agreement dated November 17, 2008 for shares of the Active M Emerging Markets Equity Fund filed as Exhibit (l)(30) to PEA No. 63.

(24)	Purchase Agreement dated November 17, 2008 for shares of the Multi-Manager Global Real Estate Fund filed as Exhibit (l)(31) to PEA No. 63.

(25)	Purchase Agreement dated May 8, 2009 for shares of the Ultra-Short Fixed Income Fund filed as Exhibit (l)(32) to PEA No. 65.

(26)	Purchase Agreement dated May 8, 2009 for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund filed as Exhibit (l)(33) to PEA No. 65.

(27)	Purchase Agreement dated August 29, 2009 for shares of the Multi-Manager High Yield Opportunity Fund filed as Exhibit (l)(34) to PEA No. 68.

(28)	Purchase Agreement dated May 20, 2011 for shares of the Global Tactical Asset Allocation Fund filed as Exhibit (l)(38) to PEA No. 77.

	(29)	Purchase Agreement dated May 18, 2012 for shares of the Multi-Manager Global Listed Infrastructure Fund filed as Exhibit (l)(39) to PEA No. 86.

	(30)	Purchase Agreement dated August 9, 2012 for shares of the Core Bond Fund is filed as Exhibit (l)(32) to PEA No. 95.

	(31)	Purchase Agreement dated August 9, 2012 for shares of the Short Bond Fund is filed as Exhibit (l)(33) to PEA No. 95.

	(32)	Purchase Agreement dated August 9, 2012 for shares of the U.S. Treasury Index Fund is filed as Exhibit (l)(34) to PEA No. 95.

	(33)	Purchase Agreement dated October 15, 2013 for shares of the Multi-Manager Emerging Markets Debt Opportunity Fund filed as Exhibit (l)(39) to PEA No. 102.

	(34)	Purchase Agreement dated May 2, 2016 for shares of the Active M U.S. Equity Fund filed as Exhibit (l)(38) to PEA No. 114.

	(35)	Purchase Agreement dated August 18, 2017 for shares of the U.S. Quality ESG Fund filed as Exhibit (l)(39) to PEA No. 132.

	(36)	Purchase Agreement dated November 17, 2017 for shares of the Northern Engage360™ Fund is filed herewith.

m)		None.

n)		None.

o)		None.

p)	(1)	Amended Code of Ethics of the Trust revised on February 19, 2009 filed as Exhibit (p)(1) to PEA No. 65.

	(2)	Amended Code of Ethics of Northern Trust Investments, Inc. adopted February 1, 2005, as amended January 1, 2014, filed as Exhibit (p)(2) to PEA No. 104.

	(3)	Code of Ethics of Delaware Investments Fund Advisers dated October 1, 2013 filed as Exhibit (p)(6) to PEA No. 105.

	(4)	Code of Ethics of Axiom International Investors LLC as updated August 2015 filed as Exhibit (p)(4) to PEA No. 130.

	(5)	Code of Ethics of Westwood Global Investments, LLC dated December 31, 2016 filed as Exhibit (p)(5) to PEA No. 130.

	(6)	Code of Ethics of PanAgora Asset Management, Inc., dated December 31, 2016 filed as Exhibit (p)(6) to PEA No. 130.

	(7)	Code of Ethics of Neuberger Berman Investment Advisers LLC dated January 2016 filed as Exhibit (p)(7) to PEA No. 114.

	(8)	Code of Ethics of Brookfield Investment Management Inc. dated September 2015 filed as Exhibit (p)(8) to PEA No. 114.

	(9)	Code of Ethics of DDJ Capital Management LLC dated August 25, 2015 filed as Exhibit (p)(9) to PEA No. 130.

	(10)	Code of Ethics of Lazard Asset Management LLC dated March 2016 filed as Exhibit (p)(10) to PEA No. 114.

	(11)	Code of Ethics Summary of BlueBay Asset Management LLP dated April 2017 filed as Exhibit (p)(11) to PEA No. 130.

	(12)	Code of Ethics of WCM Investment Management dated January 1, 2017 filed as Exhibit (p)(12) to PEA No. 130.

	(13)	Code of Ethics of Granite Investment Partners, LLC dated December 31, 2015 filed as Exhibit (p)(33) to PEA No. 112.

	(14)	Code of Ethics of The London Company of Virginia, LLC dated March 23, 2017 filed as Exhibit (p) (14) to PEA No. 130.

	(15)	Code of Ethics of Polen Capital Management, LLC dated December 2016 filed as Exhibit (p)(15) to PEA No. 130.

	(16)	Code of Ethics of Causeway Capital Management LLC revised as of June 30, 2016 filed as Exhibit (p)(16) to PEA No. 130.

	(17)	Code of Ethics of Cambiar Investors LLC dated April 1, 2016 filed as Exhibit (p)(17) to PEA No. 114.

	(18)	Code of Ethics of Victory Capital Management Inc. dated July 30, 2016 filed as Exhibit (p)(18) to PEA No. 130.

	(19)	Code of Ethics of Nomura Corporate Research and Asset Management Inc. dated August 2013 filed as Exhibit (p)(19) to PEA No. 114.

	(20)	Code of Ethics of Ashmore Investment Management Limited dated December 7, 2016 filed as Exhibit (p)(20) to PEA No. 130.

	(21)	Code of Ethics of Maple-Brown Abbott Limited dated May 18, 2017 filed as Exhibit (p)(21) to PEA No. 130.

	(22)	Code of Ethics of Ariel Investment Trust, Ariel Investments, LLC and Ariel Distributors, LLC as amended December 31, 2016 filed as Exhibit (p)(22) to PEA No. 134.

	(23)	Code of Ethics of Aristotle Capital Management dated August 15, 2016 filed as Exhibit (p)(23) to PEA No. 134.

	(24)	Code of Ethics of Denver Investment Advisors LLC amended effective March 31, 2017 filed as Exhibit (p)(24) to PEA No. 134.

	(25)	Code of Ethics of EARNEST Partners revised August 4, 2008 filed as Exhibit (p)(25) to PEA No. 134.

	(26)	Code of Ethics of Strategic Global Advisors, LLC as revised December 29, 2015 filed as Exhibit (p)(26) to PEA No. 134.

	(27)	Code of Ethics of Brandes Investment Partners, L.P. as revised April 5, 2017 is filed herewith.

	(28)	Code of Ethics of Global Evolution USA, LLC dated April 2016 is filed herewith.

	(29)	Code of Ethics of Wellington Management Company LLP dated July 1, 2016 is filed herewith.

	(30)	Code of Ethics of Lazard Asset Management LLC dated March 2016 is filed herewith.

	(31)	Code of Ethics of Thompson Siegel & Walmsley LLC dated October 31, 2016 is filed herewith.

q)		Powers of Attorney dated November 16, 2017 for Northern Funds are filed herewith.

*	Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Northern Funds (the “Registrant”) is controlled by its Board of Trustees. As of the date of this Registration Statement, Northern Institutional Funds, a Delaware statutory trust, is under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Section 11 of the Registrant’s Management Agreement between the Registrant and Northern Trust Investments, Inc., the investment adviser for each series of the Registrant (the “Investment Adviser” or “NTI”), provide for indemnification of the Investment Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities relating to advisory and administration services to which the Adviser may be subject. Copies of the Management Agreements were filed as Exhibits (d)(1) and (d)(2) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A and are incorporated herein by reference.

Section 3 of the Distribution Agreement dated May 31, 2017 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements, or alleged untrue statements, or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Section 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement. A copy of the Distribution Agreement was filed as Exhibit (e)(1) to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

NTI is a subsidiary of Northern Trust Corporation. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Set forth below is a list of officers and directors of NTI and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The tables below were provided to the Registrant by the Investment Adviser and Sub-Advisers for inclusion in this Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Bartholomew, Richard
Executive Vice President, Chief Risk Officer and Assistant Trust Officer

Browne, Robert P.	50 South Capital Advisors, LLC	CEO
Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer

Carberry, Craig R.	The Northern Trust Company	Associate General Counsel and Senior
Senior Vice President, Associate General Counsel and Secretary	50 South Capital Advisors, LLC Northern Institutional Funds FlexShares Trust	Vice President Secretary Secretary Secretary

Carlson, Christopher W.
Director, Executive Vice President, Chief Operating Officer and Cashier

Chappell, Darlene	50 South Capital Advisors, LLC	AML Compliance Officer
Vice President and Anti-Money Laundering Compliance Officer	Northern Institutional Funds FlexShares Trust	AML Compliance Officer AML Compliance Officer

Del Real, Jose J.	The Northern Trust Company	Senior Legal Counsel and Senior
Senior Vice President, Senior Legal Counsel and Assistant Secretary	Northern Institutional Funds FlexShares Trust	Vice President Assistant Secretary Assistant Secretary

Ewing, Peter K. Director and Senior Vice President	The Northern Trust Company Northern Institutional Funds FlexShares Trust	Senior Vice President President and Principal Executive Officer President and Principal Executive Officer

Farmer, Steven P. Chief Compliance Officer	50 South Capital Advisors, LLC	Chief Compliance Officer

McInerney, Joseph W.
Director and Senior Vice President

Taylor, Lisa C
Director, Senior Vice President, Chief Financial Officer and Treasurer

Thomas, Shundrawn	FlexShares Trust	Trustee
Director, Chief Executive Officer, President and Chairman	Northern Institutional Funds	Trustee

Tyler, Jason
Director and Executive Vice President

Ariel Investments, LLC (“Ariel”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. The principal address of Ariel is 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. Ariel is an investment adviser registered under the Advisers Act.

Name and Position with Ariel	Name of Other Company	Position with Other Company
John W. Rogers, Jr.	Ariel Capital Management Holdings, Inc.	Chairman, Chief Executive Officer

Name and Position with Ariel	Name of Other Company	Position with Other Company
Chairman, Chief Executive Officer and Chief Investment Officer	(“ACMHI”)
Charles K. Bobrinskoy Vice Chairman	ACMHI	Vice Chairman
Melody L. Hobson President	ACMHI	President
Merrilyn J. Koiser Executive Vice President and Chief Marketing Officer	ACMHI	Executive Vice President
Mareile Bayard Cusack Senior Vice President, General Counsel and Secretary	ACMHI	Senior Vice President, General Counsel and Secretary
Maureen E. Longoria, CPA Vice President, Chief Financial Officer and Treasurer	ACMHI	Vice President, Chief Financial Officer and Treasurer
Susan L. Schoenberger Vice President and Assistant Secretary	ACMHI	Vice President and Assistant Secretary

Aristotle Capital Management, LLC (“Aristotle Capital”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. The principal address of Aristotle Capital is 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle Capital is an investment adviser registered under the Advisers Act.

Name and Position with Aristotle Capital	Name of Other Company	Position with Other Company
Richard Hollander Director	Aristotle Credit Partners Aristotle Capital Boston Aristotle Atlantic Partners MetWest Ventures, LLC MetWest Realty Advisors, LLC	Director Director Director Director Director
Richard Schweitzer Chief Risk Officer Chief Financial Officer	Aristotle Credit Partners Aristotle Capital Boston Aristotle Atlantic Partners MetWest Ventures, LLC MetWest Realty Advisors, LLC MetWest Properties, LLC	Senior Partner Senior Partner Senior Partner Chief Operating Officer and Chief Financial Officer Chief Operating Officer and Chief Financial Officer Chief Operating Officer and Chief Financial Officer
Michelle Gosom Chief Compliance Officer	Aristotle Capital Boston Aristotle Atlantic Partners	Chief Compliance Officer Chief Compliance Officer

Ashmore Investment Management Limited (“Ashmore”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Debt Opportunity Fund. The principal address of Ashmore is 61 Aldwych London, WC2B 4AE, United Kingdom. Ashmore is an investment adviser registered under the Advisers Act.

Name and Position with Ashmore	Name of Other Company	Position with Other Company
None

Axiom International Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, CT 06830. Axiom is an investment adviser registered under the Advisers Act.

Name and Position with Axiom	Name of Other Company	Position with Other Company
Donald K. Miller, Chairman	RPM International Inc. 2628 Pearl Road P.O. Box 777 Medina, Ohio 44258	Director until 2012

Donald K. Miller, Chairman	Layne Christensen Company 1900 Shawnee Mission Parkway Mission Woods, KS 66205	Director until 2012

Brandes Investment Partners, LP. (“Brandes”) is a sub-adviser for the Registrant’s Active M International Equity Fund. The principal business address of Brandes is 11988 El Camino Real, Suite 600, San Diego, CA 92130. Brandes is an investment adviser registered under the Advisers Act.

Name and Position with Brandes	Name of Other Company	Position with Other Company
Charles H. Brandes Chairman	None	None
Jeffrey A. Busby Executive Director	None	None
Glenn R. Carlson Executive Director	None	None
Gregory S. Houck Managing Director of Operations	None	None
Gary Iwamura, CPA Finance Director	None	None
Kenneth Little, CFA Managing Director of Investments	None	None
Roberta L. Loubier Global Head of Compliance (Chief Compliance Officer)	None	None
Ian N. Rose General Counsel	None	None
Brent V. Woods, CFA Chief Executive Officer	None	None

Brookfield Investment Management Inc. (“BIM”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of BIM is 250 Vesey Street, Brookfield Place, New York, NY 10281. BIM is an investment adviser registered under the Advisers Act.

Name and Position with Brookfield	Name of Other Company	Position with Other Company
Craig Noble Chief Executive Officer and Chief Investment Officer, Portfolio Manager, Global Infrastructure Securities	Brookfield Asset Management, Inc.	Managing Partner

Name and Position with Brookfield	Name of Other Company	Position with Other Company
Jason Baine Managing Director, Portfolio Manager Global Real Estate Securities	None	None

Bernhard Krieg Managing Director, Portfolio Manager, Global Real Estate Securities	None	None

Causeway Capital Management LLC (“Causeway”) is a sub-adviser for the Registrant’s Active M International Equity Fund. The principal business address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is an investment adviser registered under the Advisers Act.

Name and Position with Causeway	Name of Other Company	Position with Other Company
None

DDJ Capital Management, LLC (“DDJ”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of DDJ is 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02453. DDJ is an investment adviser registered under the Advisers Act.

Name and Position with DDJ Capital	Name of Other Company	Position with Other Company
David J. Breazzano Manager, President, Chief Investment Officer and Portfolio Manager	None

Joshua L. McCarthy Chief Compliance Officer and General Counsel	None

John F. O’Connor Senior Vice President, Head of Business Development and Client Service	None

John J. Russell, IV Chief Financial Officer	None

Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBI”), is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund and Active M U.S. Equity Fund. The principal business address of DIFA is 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. MIMBI is a registered investment adviser under the Advisers Act and a majority-owned subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which is a wholly owned subsidiary of Macquarie Group Limited. The principal business address of MMBI is 2005 Market Street, Philadelphia, PA 19103-7094. Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries.

Name and Position with DIFA	Name of Other Company	Position with Other Company
Shawn Lytle President	MIMBT	Various executive capacities

Brian L. Murray, Jr. Senior Vice President/ Chief Compliance Officer	MIMBT	Various executive capacities

Name and Position with DIFA	Name of Other Company	Position with Other Company
David F. Connor Senior Vice President/ General Counsel/Secretary	MIMBT	Various executive capacities

Roger Early Executive Vice President/Managing Director, Head of Fixed Income Investments/Co-Chief Investment Officer Total Return Fixed Income Strategy	MIMBT	Various executive capacities
Dominic Janssens Executive Vice President/Global Chief Operations Officer	MIMBT	Various executive capacities

Global Evolution USA, LLC (“Global Evolution”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Debt Opportunity Fund. The principal business address of Global Evolution is One World Trade Center, 285 Fulton Street, Suite 8500, New York, New York 10007. Global Evolution is an investment adviser registered under the Advisers Act.

Name and Position with Global Evolution	Name of Other Company	Position with Other Company
None

Granite Investment Partners, LLC (“Granite”) is a sub-adviser for the Registrant’s Active M U.S. Equity Fund. The principal business address for Granite is 2321 Rosecrans Avenue, Suite 4200, El Segundo, California 90245. Granite is an investment adviser registered under the Advisers Act.

Name and Position with Granite	Name of Other Company	Position with Other Company
None

Denver Investment Advisors (“Denver Investments”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. The principal address of Denver Investments is 370 17th Street, Suite 500, Denver Colorado 80202. Denver Investments is an investment adviser registered under the Advisers Act.

Name and Position with Denver Investments	Name of Other Company	Position with Other Company
None

EARNEST Partners, LLC (“EARNEST Partners”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. EARNEST Partners is located at 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309. EARNEST Partners is an investment adviser registered under the Advisers Act.

Name and Position with EARNEST Partners	Name of Other Company	Position with Other Company
Paul E. Viera Chief Executive Officer and Manager	Westchester Limited, LLC GREYBULL Partners LLC	Manager Manager
John G. Whitmore Chief Operating Officer	GREYBULL Partners LLC	Chief Operating Officer
James M. Wilson Chief Compliance Officer and Secretary	GREYBULL Partners LLC	Chief Compliance Officer and Secretary
Carsten Fiege General Counsel	GREYBULL Partners LLC	General Counsel

Lazard Asset Management LLC (“Lazard”) is a sub-adviser for the Registrant’s Active M U.S. Equity Fund. The principal business address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, New York 10112. Lazard is an investment adviser registered under the Advisers Act.

Name and Position with Lazard	Name of Other Company	Position with Other Company
Mark R. Anderson Chief Compliance Officer and General Counsel	None	None
Ashish Bhutani Director and Chief Executive Officer	Lazard Ltd.	Vice Chairman and Director
Kenneth M. Jacobs Director	Lazard, Ltd.	Chairman of the Board of Directors and Chief Executive Officer
Gerald B. Mazzari Chief Operating Officer	None	None
Nathan A. Paul Chief Business Officer	None	None
Alexander F. Stern Director	Lazard, Ltd.	Chief Operating Officer and Chief Executive Officer of Financial Advisory

Maple-Brown Abbott Limited (“MBA”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. The principal address of MBA is 259 George Street, Sydney, Australia. MBA is an investment adviser registered under the Advisers Act.

Name and Position with MBA	Name of Other Company	Position with Other Company
Jon Kightley

Kilcare Holdings Pty Ltd as trustee for (ATF) The Kilcare Trust

391A Bobbin Head Road, Turramura NSW 20774, Australia

J&K Kightley Pty Limted ATF The Karen and John Kightley Charitable Foundation

391A Bobbin Head Road, Turramurra NSW 2074 Austrailia

HammondCare

Level 2, 447 Kent Street, Sydney NSW 2000, Australia

HammondCare Health and Hospitals Limited

Level 2, 447 Kent Street, Sydney NSW 2000, Australia

Director Director Director Director
Richard Grundy	Maple-Brown Abbott Funds p.l.c. 35 Sir John Rogerson’s Quay Dublin 2, Ireland	Director
Geoffrey Bazzan	Maple-Brown Abbott Funds p.l.c. 35 Sir John Rogerson’s Quay Dublin 2, Ireland	Director
Trevor Robinson	Maitland Mutual Building Society Limited 417 High Street, Maitland NSW 2320, Australia	Chairman

Name and Position with MBA	Name of Other Company	Position with Other Company
Robert Lee

Westmead IVE

Westmead Hospital, Hawkesbury Road, Westmead NSW 2145, Australia

Silex Limited

Level 8, Suite 8.01, 56 Clarence Street Sydney NSW 2000, Australia

Anglican Deaconess Ministries

Registered Office Suite 103, Level 1 St. Andrew’s House, 464-480 Kent Street, Sydney NSW 2000, Australia

Director Director Director
Jennifer Elliott

Clarius Group Limited

Level 9, 1 York Street, Sydney NSW 2000, Australia

Melanoma Institute Australia

40 Rocklands Rd, Wollencraft NSW 2065, Australia

Friends of the Mater Foundation

Mater Hospital, 25 Rocklands Road, North Sydney NSW 2060, Australia

Director Director Director

Neuberger Berman Investment Advisers LLC (“NBIA”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of NBIA is 1290 Avenue of the Americas, New York, New York, 10104. NBIA is an investment adviser registered under the Advisers Act.

Name and Position with NBIA	Name of Other Company	Position with Other Company
None

Nomura Corporate Research and Asset Management Inc. (“Nomura”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Nomura is Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316. Nomura is an investment adviser registered under the Advisers Act.

Name and Position with Nomura	Name of Other Company	Position with Other Company
None

PanAgora Asset Management, Inc. (“PanAgora”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, MA 02210. PanAgora is an investment adviser registered under the Advisers Act.

Name and Position with PanAngora	Name of Other Company	Position with Other Company
None

Polen Capital Management, LLC (“Polen Capital”) is a sub-adviser for the Registrants Active M U.S. Equity Fund. The principal business address is 1825 NW Corporate Boulevard, Suite 300, Boca Raton, Florida 33431. Polen Capital is an investment adviser registered under the Advisers Act.

Name and Position with Polen Capital	Name of Other Company	Position with Other Company
None

Strategic Global Advisors, LLC (“SGA”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. The principal business address of SGA is 100 Bayview Circle, Suite 650, Newport Beach, California 92660. SGA is an investment adviser registered under the Advisers Act.

Name and Position with SGA	Name of Other Company	Position with Other Company
None

Thompson Siegel & Walmsley LLC (“TSW”) is a sub-adviser for the Registrant’s Active M U.S. Equity Fund. The principal business address of TSW is 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is an investment adviser registered under the Advisers Act.

Name and Position with TSW	Name of Other Company	Position with Other Company
Lori N. Anderson Manager, Risk Manager and Director of Operations	None	None
Brett P. Hawkins Chief Investment Officer	None	None
Frank H. Reichel Manager and President	None	None
John L. Reifsnider Manager and Managing Director	None	None
John A. Riordan Manager	None	None
Cheryl M. Sherman Treasurer	None	None

Name and Position with TSW	Name of Other Company	Position with Other Company
Jessica L. Thompson Chief Compliance Officer	None	None
Horace P. Whitworth Manager, Chairman, Chief Executive Officer and Chief Financial Officer	None	None

Victory Capital Management Inc. (“Victory Capital”) is a sub-adviser for the Registrant’s Active M International Equity Fund. The principal address of Victory Capital is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Victory Capital is an investment adviser registered under the Advisers Act.

Name and Position with Victory Capital	Name of Other Company	Position with Other Company
None

WCM Investment Management (“WCM”) is a sub-adviser for the Registrant’s Active M International Equity Fund. The principal address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is an investment adviser registered under the Advisers Act.

Name and Position with WCM	Name of Other Company	Position with Other Company
None

Wellington Management Company LLP (“Wellington”) is a sub-adviser for the Registrant’s Active M International Equity Fund. The principal business address of Wellington is 280 Congress Street, Boston, Massachusetts, 02210. Wellington is an investment adviser registered under the Advisers Act.

Name and Position with Wellington	Name of Other Company	Position with Other Company
None

Westwood Global Investments LLC (“Westwood”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. The principal business address of Westwood is One Financial Center, Suite 1620, Boston, MA 02111. Westwood is an investment adviser registered under the Advisers Act.

Name and Position with Westwood	Name of Other Company	Position with Other Company
None.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following companies registered under the Investment Company Act of 1940, as amended, as of November 17, 2017:

1.	Northern Funds

2.	Northern Institutional Funds

(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter, none of whom serves as an officer of the Registrant. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position(s) with Distributor	Position(s) with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, Me 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, Me 04101	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, Me 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, Me 04101	Vice President and Chief Compliance Officer	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of effectiveness of this Post-Effective Amendment No. 136 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 136 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 17th day of November, 2017.

NORTHERN FUNDS

By:	/s/ Peter K. Ewing
Peter K. Ewing
President

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 136 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Peter K. Ewing Peter K. Ewing	President (Principal Executive Officer)	November 17, 2017

/s/ Randal E. Rein Randal E. Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	November 17, 2017

/s/ William L. Bax William L. Bax	Trustee	November 17, 2017

/s/ Mark G. Doll Mark G. Doll	Trustee	November 17, 2017

/s/ Sandra Polk Guthman Sandra Polk Guthman	Trustee	November 17, 2017

/s/ Thomas A. Kloet Thomas A. Kloet	Trustee	November 17, 2017

/s/ David R. Martin David R. Martin	Trustee	November 17, 2017

/s/ Cynthia R. Plouché Cynthia R. Plouché	Trustee	November 17, 2017

/s/ Mary Jacobs Skinner Mary Jacobs Skinner	Trustee	November 17, 2017

/s/ Casey J. Sylla Casey J. Sylla	Trustee	November 17, 2017

/s/ Shundrawn A. Thomas Shundrawn A. Thomas	Trustee	November 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

(a)(46)	Amendment No. 45 to the Agreement and Declaration of Trust dated July 28, 2017.

(a)(47)	Amendment No. 46 to the Agreement and Declaration of Trust dated August 24, 2017.

(a)(48)	Amendment No. 47 to the Agreement and Declaration of Trust dated August 24, 2017.

(b)(9)	Amended and Restated Amendment No. 8 to the Amended and Restated By-Laws adopted August 19, 2015 as Amended and Restated on August 24, 2017.

(d)(5)	Amended and Restated Exhibit A dated November 17, 2017 to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc.

(d)(15)	Expense Reimbursement Agreement dated November 17, 2017 between the Registrant (on behalf of the Northern Engage360™ Fund) and Northern Trust Investments, Inc.

(d)(58)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Ariel Investments, LLC dated November 17, 2017.

(d)(59)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Aristotle Capital Management, LLC dated November 17, 2017.

(d)(60)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Brandes Investment Partners, L.P. dated August 25, 2017.

(d)(61)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Denver Investment Advisors LLC dated November 17, 2017.

(d)(62)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and EARNEST Partners, LLC dated November 17, 2017.

(d)(63)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Global Evolution USA, LLC dated August 25, 2017.

(d)(64)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated October 10, 2017.

(d)(65)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Strategic Global Advisors, LLC dated November 17, 2017.

(d)(66)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Thompson Siegel & Walmsley LLC dated October 10, 2017.

(d)(67)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP dated August 25, 2017.

(e)(2)	Amended and Restated Schedule A dated November 17, 2017 to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC.

(g)(3)	Amended and Restated Schedule B dated November 17, 2017 to the Custody Agreement between Northern Funds and The Northern Trust Company.

(g)(4)	Amended and Restated Schedule C dated November 17, 2017 to the Custody Agreement between Northern Funds and The Northern Trust Company.

(h)(2)	Amended and Restated Schedule A dated November 17, 2017 to the Transfer Agency and Services Agreement between Registrant and The Northern Trust Company.

(h)(3)	Amended and Restated Schedule B dated November 17, 2017 to the Transfer Agency and Services Agreement between the Registrant and Northern Trust Company.

(i)	Opinion and Consent of Drinker Biddle & Reath LLP.

(l)(36)	Purchase Agreement dated November 17, 2017 for shares of the Northern Engage360TM Fund.

(p)(27)	Code of Ethic of Brandes Investment Partners, L.P. as revised April 5, 2017.

(p)(28)	Code of Ethics of Global Evolution USA, LLC dated April 2016.

Exhibit No.	Description

(p)(29)	Code of Ethics of Wellington Management Company LLP dated July 1, 2016.

(p)(30)	Code of Ethics of Lazard Asset Management LLC dated March 2016.

(p)(31)	Code of Ethics of Thompson Siegel & Walmsley LLC dated October 31, 2016.

(q)	Powers of Attorney dated November 16, 2017.